UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

TYCO INTERNATIONAL LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tyco International Ltd. Freier Platz 10 CH-8200 Schaffhausen, Switzerland
Tele: +41 52 633 02 44 Fax: +41 52 633 02 99

January 20, 2011

Dear Shareholder,

        You are cordially invited to attend the 2011 Annual General Meeting of Shareholders of Tyco International Ltd., which will be held on March 9, 2011 at 3:00 p.m., Central European Time, at the Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual General Meeting and Proxy Statement. We hope you are planning to attend the meeting. Your vote is important. Whether or not you are able to attend, it is important that your common shares be represented at the meeting. Accordingly, we ask that you please complete, sign, date and return the enclosed proxy card or cast your vote electronically at your earliest convenience.

        On behalf of the Board of Directors and the management of Tyco, I extend our appreciation for your continued support.

Yours sincerely,

Edward D. Breen Chairman and Chief Executive Officer

Tyco International Ltd.
Freier Platz 10, CH-8200 Schaffhausen, Switzerland

2011 Proxy Statement

TYCO INTERNATIONAL LTD.

NOTICE OF 2011 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 9, 2011

        NOTICE IS HEREBY GIVEN that the 2011 Annual General Meeting of Shareholders of Tyco International Ltd. will be held on March 9, 2011 at 3:00 p.m., Central European Time, at the Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland for the following purposes:

  1.
  To approve the annual report, the parent company financial statements of Tyco International Ltd and the consolidated financial statements for the fiscal year ended September 24, 2010

  2.
  To discharge the Board of Directors from liability for the financial year ended September 24, 2010;

  3.
  To elect the Board of Directors;

  4.
  To elect auditors as follows:

  4.a
  to elect Deloitte AG (Zürich) as statutory auditors until our next annual general meeting;

  4.b
  to ratify appointment of Deloitte & Touche LLP as independent registered public accounting firm for purposes of United States securities law reporting for the year ending September 30, 2011;

  4.c
  to elect PricewaterhouseCoopers AG (Zürich) as special auditors until our next annual general meeting;

  5.
  To approve the following:

  5.a
  the allocation of fiscal year 2010 results; and

  5.b
  the payment of an ordinary cash dividend in the amount of $1.00 per share be made out of Tyco's "contributed surplus" equity position in its statutory accounts.

  6.
  To amend our articles of association in order to renew the amount of the authorized share capital available for new issuance.

  7.
  To approve the cancellation of repurchased treasury shares.

  8.
  To consider the following:

  8.a
  a non-binding advisory (consultative) vote to approve executive compensation; and

  8.b
  a non-binding advisory (consultative) vote on the frequency of the executive compensation vote; and

  9.
  To consider and act on such other business as may properly come before the meeting or any adjournment thereof.

        This Notice of Annual General Meeting and Proxy Statement and the enclosed proxy card are first being sent on or about January 20, 2011 to each holder of record of Tyco common shares at the close of business on January 10, 2011. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card to ensure that your common shares are represented at the meeting. Tyco shareholders of record who attend the meeting may vote their common shares personally, even though they have sent in proxies.

By Order of the Board of Directors,
Judith A. Reinsdorf Executive Vice President and General Counsel

January 20, 2011

2011 Proxy Statement

2011 Proxy Statement            i

ii            2011 Proxy Statement

INFORMATION ABOUT THIS PROXY STATEMENT AND
THE ANNUAL GENERAL MEETING

Questions and Answers About Voting Your Common Shares

Why did I receive this Proxy Statement?

        Tyco has sent this Notice of Annual General Meeting and Proxy Statement, together with the enclosed proxy card or voting instruction card, because Tyco's Board of Directors is soliciting your proxy to vote at the Annual General Meeting on March 9, 2011. This Proxy Statement contains information about the items being voted on at the Annual General Meeting and important information about Tyco. Tyco's 2010 Annual Report on Form 10-K, which includes Tyco's parent company financial statements and consolidated financial statements for the fiscal year ended September 24, 2010 (the "Annual Report"), is enclosed with these materials.

        Tyco has made these materials available to each person who is registered as a holder of its common shares in its register of shareholders (such owners are often referred to as "holders of record" or "registered shareholders") as of the close of business on January 10, 2011, the record date for the Annual General Meeting. Any Tyco shareholder as of the record date who does not receive Notice of the Annual General Meeting and Proxy Statement, together with the enclosed proxy card or voting instruction card and the Annual Report, may obtain a copy at the Annual General Meeting or by contacting Tyco at +41 52 633 02 44.

        Tyco has requested that banks, brokerage firms and other nominees who hold Tyco common shares on behalf of the owners of the common shares (such owners are often referred to as "beneficial shareholders" or "street name holders") as of the close of business on January 10, 2011 forward these materials, together with a proxy card or voting instruction card, to those beneficial shareholders. Tyco has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

        Finally, Tyco has provided for these materials to be sent to persons who have interests in Tyco common shares through participation in Tyco's retirement savings plans and employee share purchase plans. These individuals are not eligible to vote directly at the Annual General Meeting. They may, however, instruct the trustees of these plans how to vote the common shares represented by their interests. The enclosed proxy card will also serve as voting instructions for the trustees of the plans.

Who is entitled to vote?

        January 10, 2011, is the record date for the Annual General Meeting. On January 10, 2011, there were 477,554,915 common shares outstanding and entitled to vote at the Annual General Meeting. Shareholders registered in our share register with voting rights at the close of business on January 10, 2011 are entitled to vote at the Annual General Meeting, except as provided below. A shareholder who purchases shares from a registered holder after January 10, 2011, but before February 28, 2011, and who wishes to vote his or her shares at the Annual General Meeting must (i) ask to be registered as a shareholder with respect to such shares in our share register prior to February 28, 2011 and (ii) obtain a proxy from the registered voting rights record holder of those shares as of the record date. If you are a record holder of our common shares (as opposed to a beneficial shareholder) on the record date but sell your shares prior to the Annual General Meeting, you will not be entitled to vote those shares at the Annual General Meeting.

        In March 2009, Tyco changed its jurisdiction of incorporation from Bermuda to Switzerland. As described in our January 21, 2009 proxy statement/ prospectus, you should exchange any certificates representing our common shares you own that were issued while we were a Bermuda company for book-entry shares recorded electronically in our share register, and simultaneously elect to be enrolled as a shareholder with voting rights. While you will continue to be entitled to dividends, preemptive

2011 Proxy Statement            1

rights and liquidation proceeds even if you do not submit your certificates, you may not be able to exercise any voting rights, prove your ownership interest in the Company, transfer your shares or exercise other shareholder rights until you submit your certificates and are registered as a shareholder entitled to voting rights. Please contact our transfer agent, BNY Mellon Shareowner Services, at 800-685-4509, to obtain the appropriate forms to surrender your old certificates. Beneficial holders of shares held in "street name" are not required to take any action in this regard.

How many votes do I have?

        Every holder of a common share on the record date will be entitled to one vote per share for each Director to be elected at the Annual General Meeting and to one vote per share on each other matter presented at the Annual General Meeting. However, if you own "Controlled Shares" representing voting power of 15% or more, your ability to vote shares exceeding 15% of the voting power is limited. Controlled Shares is defined in Article 8 of our Articles of Association and generally refers to shares held directly, indirectly, formally, constructively or beneficially by any individual or entity, or any individuals or entities acting together as a group, subject to certain limitations.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

        Most of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Shareholder of Record

        If your shares are registered directly in your name, as registered shares entitled to voting rights, in our share register operated by our transfer agent, BNY Mellon Shareowner Services, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent to you directly by us. As the shareholder of record, you have the right to grant your voting proxy directly to the Company officers named in the proxy card or to the independent proxy (see "How Do I Appoint and Vote via an Independent Proxy?" below) named in the proxy card, or to grant a written proxy to any person (who does not need to be a shareholder), or to vote in person at the Annual General Meeting. We have enclosed a proxy card for you to use in which you can elect to appoint Company officers or the independent proxy as your proxy.

Beneficial Owner

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares and are also invited to attend the Annual General Meeting. However, since you are not the shareholder of record, you may only vote these shares in person at the Annual General Meeting if you follow the instructions described below under the heading "How do I attend the Annual General Meeting?" and "How do I vote?" Your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee as to how to vote your shares, which may contain instructions for voting by telephone or electronically.

2            2011 Proxy Statement

How do I vote?

        You can vote in the following ways:

  •
  By Mail: If you are a holder of record, you can vote by marking, dating and signing the appropriate proxy card and returning it by mail in the enclosed postage-paid envelope. If you beneficially own your common shares, you can vote by following the instructions on your voting instruction card.

  •
  By Internet or Telephone: you can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card, voting instruction card or in the Notice of internet availability of proxy materials previously sent to you. You can vote using a touchtone telephone by calling 1-800-690-6903.

  •
  At the Annual General Meeting: If you are planning to attend the Annual General Meeting and wish to vote your common shares in person, we will give you a ballot at the meeting. Shareholders who own their common shares in street name are not able to vote at the Annual General Meeting unless they have a proxy, executed in their favor, from the holder of record of their shares.

        Even if you plan to be present at the Annual General Meeting, we encourage you to complete and mail the enclosed card to vote your common shares by proxy. Telephone and Internet voting facilities for stockholders will be available 24 hours a day and will close at 11:59 p.m. EST on March 8, 2011.

How do I vote by proxy given to a company officer?

        If you properly fill in your proxy card appointing an officer of the Company as your proxy and send it to us in time to vote, your proxy, meaning one of the individuals named on your proxy card, will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board "FOR" each of the agenda items listed above. Alternatively, you can grant a proxy to the independent proxy as described below.

        If a new agenda item or a new motion or proposal for an existing agenda item is presented to the Annual General Meeting, the Company officer acting as your proxy will vote in accordance with the recommendation of our Board of Directors. At the time we began printing this proxy statement, we knew of no matters that needed to be acted on at the Annual General Meeting other than those discussed in this proxy statement.

        Whether or not you plan to attend the Annual General Meeting, we urge you to submit your proxy. Returning the proxy card or submitting your vote electronically will not affect your right to attend the Annual General Meeting. You must return your proxy cards by the times and dates set forth below under "Returning Your Proxy Card" in order for your vote to be counted.

How do I appoint and vote via an independent proxy?

        If you are a shareholder of record as of the record date, you may authorize the independent proxy, Dr. Harald Maag, Bratschi Wiederkehr & Buob, Attorneys-at-Law, Bahnhofstrasse 70, P.O. Box 1130, CH-8021 Zürich, Fax +41 58 258 1099, with full rights of substitution, to vote your common shares on your behalf by checking the appropriate box on the enclosed proxy card. If you authorize the independent proxy to vote your shares without giving instructions, your shares will be voted in accordance with the recommendations of the Board of Directors with regard to the items listed in the notice of meeting.

        If new agenda items (other than those in the notice of meeting) or new proposals or motions with respect to those agenda items set forth in the notice of meeting are being put forth before the Annual

2011 Proxy Statement            3

General Meeting, the independent proxy will, in the absence of other specific instructions, vote in accordance with the recommendations of the Board of Directors.

        Whether or not you plan to attend the Annual General Meeting, we urge you to submit your proxy. Returning the proxy card or submitting your vote electronically will not affect your right to attend the Annual General Meeting. You must return your proxy cards by the times and dates set forth below under "Returning Your Proxy Card" in order for your vote to be counted.

How do I attend the Annual General Meeting?

        All shareholders are invited to attend and vote at the Annual General Meeting. For admission to the Annual General Meeting, shareholders of record should bring the admission ticket attached to the enclosed proxy card and a form of photo identification to the Registered Shareholders check-in area, where their ownership will be verified. Those who beneficially own shares should come to the Beneficial Owners check-in area. To be admitted, beneficial owners must bring account statements or letters from their banks or brokers showing that they own Tyco common shares as of January 10, 2011 along with a form of photo identification. Registration will begin at 2:00 p.m. Central European Time and the Annual General Meeting will begin at 3:00 p.m. Central European Time.

What if I return my proxy or voting instruction card but do not mark it to show how I am voting?

        Your common shares will be voted according to the instructions you have indicated on your proxy or voting instruction card. If you sign and return your proxy card or voting instruction card but do not indicate instructions for voting, your common shares will be voted: "FOR" the election of all nominees to the Board named on the proxy card; "FOR" proposals two through seven and proposal 8(a); and, with respect to proposal 8(b) for a triennial vote on executive compensation. For any other matter which may properly come before the Annual General Meeting, and any adjournment or postponement thereof, proxies with blank voting instructions will be voted in accordance with the recommendation of the Board of Directors.

May I change or revoke my vote after I return my proxy or voting instruction card?

        You may change your vote before it is exercised by:

  •
  Notifying our Secretary in writing before the Annual General Meeting that you are revoking your proxy or, if you beneficially own your common shares, follow the instructions on the voting instruction card;

  •
  Submitting another proxy card (or voting instruction card if you beneficially own your common shares) with a later date;

  •
  If you are a holder of record, or a beneficial owner with a proxy from the holder of record, voting in person at the Annual General Meeting; or

  •
  If you voted by telephone or the Internet, submitting subsequent voting instructions through the telephone or Internet.

        If you have granted your proxy to the independent proxy and wish to revoke or change the proxy, you should send a revocation letter, and new proxy, if applicable, directly to the independent proxy, Dr. Harald Maag, Bratschi Wiederkehr & Buob, Attorneys-at-Law, Bahnhofstrasse 70, P.O. Box 1130, CH-8021 Zürich, Fax +41 58 258 1099.

What does it mean if I receive more than one proxy or voting instruction card?

        It means you have multiple accounts at the transfer agent and/or with banks and stockbrokers. Please vote all of your common shares. Beneficial owners sharing an address who are receiving multiple

4            2011 Proxy Statement

copies of the proxy materials and Annual Report will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future. In addition, if you are the beneficial owner, but not the record holder, of Tyco's common shares, your broker, bank or other nominee may deliver only one copy of the Proxy Statement and Annual Report to multiple shareholders who share an address unless that nominee has received contrary instructions from one or more of the shareholders. Tyco will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders who wish to receive a separate written copy of the Proxy Statement and Annual Report, now or in the future, should submit their request to Tyco by telephone at +41 52 633 02 44 or by submitting a written request to Tyco Shareholder Services, Tyco International Ltd., Freier Platz 10, CH-8200 Schaffhausen, Switzerland.

What proposals are being presented at the Annual General Meeting and what vote is required to approve each proposal?

        Tyco intends to present proposals numbered one through eight for shareholder consideration and voting at the Annual General Meeting. These proposals are for:

•
Approval of the Annual Report, including Tyco's financial statements.

  The approval of each of the annual report, parent company financial statements of Tyco International Ltd. and consolidated financial statements for the year ended September 24, 2010 requires the affirmative vote of a majority of the votes present (in person or by proxy) at the Annual General Meeting.

•
Discharge of the Board of Directors from liability for the financial year ended September 24, 2010.

  The discharge of the Board of Directors requires the affirmative vote of a majority of the votes present (in person or by proxy) at the Annual General Meeting, not counting the votes of any member of the Company's Board of Directors or any executive officer of the Company or any votes represented by the Company.

•
Election of the Board of Directors.

  The election of each director nominee requires the affirmative vote of a majority (or in the event of a contested election, a plurality) of the votes present (in person or by proxy) at the Annual General Meeting.

•
Election and ratification of auditors.

  Each of the election of Deloitte AG (Zürich) as our statutory auditor, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, and the election of PricewaterhouseCoopers AG, Zürich as our special auditing firm requires the affirmative vote of a majority of the votes present (in person or by proxy) at the Annual General Meeting.

•
The allocation of fiscal year 2010 results and the approval of an ordinary dividend out of capital surplus.

  The allocation of fiscal year 2010 results and the approval of an ordinary dividend out of capital surplus requires the affirmative vote of a majority of the votes present (in person or by proxy) at the Annual General Meeting.

•
The amendment of our articles of association to renew our authorized share capital.

2011 Proxy Statement            5

  The amendments to our articles of association to re-authorize the issuance of share capital for new issuance requires the affirmative vote of two thirds of the votes present (in person or by proxy) at the Annual General Meeting.

•
Approval of the cancellation of repurchased treasury shares.

  The cancellation of shares that have been repurchased and held in treasury, which will result in a reduction to the Company's share capital, requires the affirmative vote of a majority of the votes present (in person or by proxy) at the Annual General Meeting.

•
Non-binding advisory (consultative) vote to approve executive compensation and the frequency of such vote.

  The advisory (consultative) vote on executive compensation is non-binding, meaning that our Board of Directors will not be obligated to take any compensation actions, or to adjust our executive compensation programs or policies as a result of the vote. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes present (in person or by proxy) at the Annual General Meeting.

  The advisory (consultative) vote on whether to present the executive compensation proposal every one, two or three years is also a non-binding vote. Our Articles of Association state that, unless otherwise required by law, all votes (with the exception of a contested Board election) require the affirmative vote of a relative majority of the votes cast. In determining the relative majority, abstentions, broker non-votes, and blank or invalid ballots are disregarded. Accordingly, if there is not an option that receives more votes than the other two options taken together, the Board will re-submit the two options with the highest votes for an advisory (consultative) vote to the next annual meeting of shareholders.

        Other than matters incident to the conduct of the Annual General Meeting and those set forth in this Proxy Statement, Tyco does not know of any other business or proposals to be considered at the Annual General Meeting. If any other business is proposed and properly presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion, and such proxy holders will vote in accordance with the recommendations of the Board of Directors.

What constitutes a quorum?

        Our Articles of Association provide that all resolutions and elections made at a shareholders' meeting require the presence, in person or by proxy, of a majority of all shares entitled to vote, with abstentions, broker non-votes, blank or invalid ballots regarded as present for purposes of establishing the quorum.

What is the effect of broker non-votes and abstentions?

        A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Although brokers have discretionary power to vote your shares with respect to "routine" matters, they do not have discretionary power to vote your shares on "non-routine" matters pursuant to New York Stock Exchange ("NYSE") rules. We believe the following proposals will be considered non-routine under NYSE rules and therefore your broker will not be able to vote your shares with respect to these proposals unless the broker receives appropriate instructions from you: Proposal No. 3 (Election of Directors), Proposal No. 5.b (Approval of Ordinary Dividend), Proposal No. 8a (Advisory (Consultative) Vote on Executive Compensation) and Proposal No. 8b (Advisory (Consultative) Vote on the Frequency of the Executive Compensation Vote).

6            2011 Proxy Statement

        Common shares owned by shareholders electing to abstain from voting with respect to any agenda item and broker non-votes will be regarded as present at the meeting and counted towards the determination of the majority required to approve the agenda items submitted to the Annual General Meeting. Therefore, abstentions and broker non-votes will have the effect of an "AGAINST" vote on such agenda items.

How will voting on any other business be conducted?

        Other than matters incidental to the conduct of the Annual General Meeting and those set forth in this Proxy Statement, we do not know of any business or proposals to be considered at the Annual General Meeting. If any other business is proposed and properly presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion and such proxy holders will vote in accordance with the recommendations of the Board of Directors.

Who will count the votes?

        Broadridge Financial Solutions will act as the inspector of election and will tabulate the votes.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 9, 2011:

        Our proxy statement for the 2011 Annual General Meeting, form of proxy card and 2010 Annual Report are available at www.proxyvote.com.

        As permitted by U.S. Securities and Exchange Commission rules, Tyco is making this Proxy Statement and its Annual Report available to its stockholders electronically via the Internet. On January 20, 2011, we mailed to our stockholders a Notice containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice.

Returning Your Proxy Card to the Company

        Tyco shareholders should complete and return the proxy card as soon as possible. In order to assure that your proxy is received in time to be voted at the meeting, the proxy card must be completed in accordance with the instructions on it and received at one of the addresses set forth below by the times (being local times) and dates specified:

Switzerland:	United States:
By 5:00 p.m. on March 8, 2011 by hand or mail at:	By 5:00 p.m. on March 8, 2011 by mail at:
Tyco International Ltd. Freier Platz 10, CH-8200 Schaffhausen, Switzerland	Tyco International Ltd. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

        If your common shares are held in street name, you should return your proxy card or voting instruction card in accordance with the instructions on that card or as provided by the bank, brokerage firm or other nominee who holds Tyco common shares on your behalf.

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Returning Your Proxy Card to the Independent Proxy

        Tyco shareholders wishing to instruct the independent proxy should complete the proxy card as soon as possible and check the appropriate box to appoint the independent proxy. In order to assure that your proxy is received in time to be voted at the meeting by the independent proxy, the proxy card must be completed in accordance with the instructions on it and received at the address set forth below by the time (being local time) and date specified:

By 11:00 a.m. on March 9, 2011, by hand or mail at:
Dr. Harald Maag, Bratschi Wiederkehr & Buob, Attorneys-at-Law, Bahnhofstrasse 70, P.O. Box 1130, CH-8021 Zürich, Switzerland Fax +41 58 258 1099

Organizational Matters Required by Swiss Law

Admission to the Annual General Meeting

        Shareholders who are registered in the share register on January 10, 2011 will receive the proxy statement and proxy cards from us. Beneficial owners of shares will receive an instruction form from their broker, bank, nominee or custodian acting as shareholder of record to indicate how they wish their shares to be voted. Beneficial owners who wish to vote in person at the Annual General Meeting are requested to obtain a proxy executed in their favor, from their broker, bank, nominee or other custodian that authorizes you to vote the shares held by them on your behalf. In addition, you must bring to the Annual General Meeting an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the shares. Shareholders of record registered in the share register are entitled to vote and may participate in the Annual General Meeting. Each share carries one vote. The exercise of the voting right is subject to the voting restrictions set out in our Articles of Association, a summary of which is contained in "How many votes do I have?" For further information, refer to "Who is entitled to vote?", "What is the difference between holding shares as a shareholder of record and as a beneficial owner?", "How do I vote by proxy given to a company officer?", "How do I appoint and vote via an independent proxy?" and "How do I attend the Annual General Meeting?"

        Shareholders who purchase our shares and, upon application, become registered as shareholders with respect to such shares after January 10, 2011, but on or before February 28, 2011, and who wish to vote those shares at the Annual General Meeting, will need to obtain a proxy, executed in their favor, from the registered holder of those shares as of the record date to vote their shares in person at the Annual General Meeting. Shareholders registered in our share register (as opposed to beneficial shareholders) who have sold their shares prior to the Annual General Meeting are not entitled to vote those shares.

Granting of Proxy

        If you are a shareholder of record and do not wish to attend the Annual General Meeting, you have the right to grant your voting proxy directly to the Company officers named in the proxy card. Alternatively, you can appoint Dr. Harald Maag, Bratschi Wiederkehr & Buob, Attorneys-at-Law, Bahnhofstrasse 70, P.O. Box 1130, CH-8021, Zürich, Switzerland, Fax +41 58 258 1099, as independent proxy, in accordance with Article 689c of the Swiss Code of Obligations, with full rights of substitution, by checking the appropriate box on the enclosed proxy card, or grant a written proxy to any other person, which person does not need to be a shareholder. For further information, refer to "How do I vote by proxy given to a company officer?" and "How do I appoint and vote via an independent proxy?"

8            2011 Proxy Statement

        The proxies granted to the independent proxy must be received by the independent proxy no later than March 8, 2011, 12:00 noon Central European time.

        Registered shareholders who have appointed a Company officer or the independent proxy as a proxy may not vote in person at the meeting or send a proxy of their choice to the meeting, unless they revoke or change their proxies. Revocations must be received by the independent proxy no later than March 8, 2011, 11:00 a.m. Central European time. Registered shareholders who have appointed a Company officer as their proxy may revoke their proxy at any time before the vote is taken at the Annual General Meeting. However, a written revocation must be received by the Secretary in sufficient time to permit the necessary examination and tabulation of the subsequent revocation. Written revocations should be directed to the Secretary of the Company at the same addresses listed above used for proxy submissions.

        With regard to the items listed on the agenda and without any explicit instructions to the contrary, the Company officer acting as proxy and the independent proxy will vote according to the recommendations of the Board of Directors. If new agenda items (other than those on the agenda) or new proposals or motions regarding agenda items set out in the invitation to the Annual General Meeting are being put forth before the meeting, the Company officer acting as proxy will vote in accordance with the recommendations of the Board of Directors, as will the independent proxy in the absence of other specific instructions.

        Beneficial owners who have not obtained a proxy, executed in their favor, from their broker, custodian or other nominee, are not entitled to vote in person at, or participate in, the Annual General Meeting.

        For further information, refer to "What is the difference between holding shares as a shareholder of record and as a beneficial owner?"

Proxy holders of deposited shares

        Proxy holders of deposited shares in accordance with Article 689d of the Swiss Code of Obligations are kindly asked to inform the Company of the number of the shares they represent as soon as possible, but no later than March 9, 2011, 2:00 p.m. Central European time at the Registered Shareholders check-in area.

Tyco Annual Report

        The Tyco International Ltd. 2010 Annual Report containing the Company's audited consolidated financial statements with accompanying notes and its audited Swiss statutory financial statements prepared in accordance with Swiss law, which include required Swiss disclosures, is available on the Company's web site in the Investor Relations Section at www.tyco.com. Copies of this document may be obtained without charge by contacting Tyco by phone at +41 52 633 02 44. Copies may also be obtained without charge by contacting Investor Relations in writing, or may be physically inspected, at the offices of Tyco International Ltd., Freier Platz 10, CH-8200 Schaffhausen, Switzerland.

2011 Proxy Statement            9

PROPOSAL NUMBER ONE—APPROVAL OF THE ANNUAL REPORT AND
FINANCIAL STATEMENTS

        The Company's Annual Report to Shareholders for the fiscal year ended September 24, 2010, which accompanies this Proxy Statement, includes the parent company financial statements of Tyco International Ltd. (which do not consolidate the results of operations for Tyco's subsidiaries) and the Company's consolidated financial statements for the year ended September 24, 2010, and contains the reports of our statutory auditor and our independent registered public accounting firm, as well as information on the Company's business, organization and strategy. Copies of our 2010 Annual Report and this proxy statement are available on the Internet in the Investor Relations section of Tyco's website at www.tyco.com.

        Deloitte AG (Zürich), as the Company's statutory auditor, has issued an unqualified recommendation to the Annual General Meeting that Tyco International Ltd's parent company financial statements be approved. As the Company's statutory auditor, Deloitte AG (Zürich) has expressed its opinion that the financial statements for the period ended September 24, 2010 comply with Swiss law and the Company's Articles of Association.

        Deloitte AG (Zürich) has also issued a recommendation to the Annual General Meeting that the Company's consolidated financial statements be approved. As the Company's statutory auditor, Deloitte AG (Zürich) has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position of Tyco International Ltd., the results of operations and the cash flows in accordance with accounting principles generally accepted in the United States of America (US GAAP) and comply with Swiss law.

        Representatives of Deloitte AG (Zürich), will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer questions at the meeting.

        Under Swiss law, our annual report, parent company financial statements of Tyco International Ltd. and consolidated financial statements for the year ended September 24, 2010 must be submitted to shareholders for approval at each annual general meeting.

        The Board unanimously recommends that shareholders vote FOR approval of the Company's annual report, parent company financial statements of Tyco International Ltd. and consolidated financial statements for the year ended September 24, 2010.

 PROPOSAL NUMBER TWO—DISCHARGE OF THE BOARD OF DIRECTORS FROM LIABILITY
FOR THE FINANCIAL YEAR ENDED SEPTEMBER 24, 2010

        The Board proposes that the members of the Board of Directors be discharged from liability for the financial year ended September 24, 2010.

        As is customary for Swiss corporations and in accordance with Article 698, subsection 2, item 5 of the Swiss Code of Obligations, shareholders are requested to discharge the members of the Board of Directors from liability for their activities during the year ended September 24, 2010. This discharge excludes liability claims brought by the Company or shareholders against the members of the Board of Directors for activities carried out during the year ended September 24, 2010 relating to facts that have not been disclosed to shareholders. Registered shareholders that do not vote in favor of this agenda item are not bound by the result for a period ending six months after the vote.

        The Board unanimously recommends that shareholders vote FOR the discharge of the members of the Board of Directors from liability for activities during the year ended September 24, 2010.

10            2011 Proxy Statement

PROPOSAL NUMBER THREE—ELECTION OF DIRECTORS

        Upon the recommendation of the Nominating and Governance Committee, the Board has nominated for election at the 2011 Annual General Meeting a slate of twelve nominees, consisting of eleven individuals who are currently serving on the Board and one new nominee. The nominees who are currently serving on the Board are Ms. Wijnberg, Drs. O'Neill and Stavropoulos and Messrs. Breen, Daniels, Donahue, Duperreault, Gordon, Gupta, Krol and Yost, and the new nominee is Mr. Dinesh Paliwal. Biographical information regarding each of the nominees is set forth below. The election of Directors will take place at the Annual General Meeting. Election of each Director requires the affirmative vote of a majority of the votes cast by the holders of common shares represented at the Annual General Meeting in person or by proxy (so long as the number of candidates does not exceed the number of Board positions available). Shareholders are entitled to one vote per share for each of the Directors to be elected. Tyco is not aware of any reason why any of the nominees will not be able to serve if elected. Each of the Directors elected will serve until the 2012 Annual General Meeting.

Current Directors Nominated for Re-Election

        Edward D. Breen—Mr. Breen, age 54, has been our Chairman and Chief Executive Officer since July 2002. Prior to joining Tyco, Mr. Breen was President and Chief Operating Officer of Motorola from January 2002 to July 2002; Executive Vice President and President of Motorola's Networks Sector from January 2001 to January 2002; Executive Vice President and President of Motorola's Broadband Communications Sector from January 2000 to January 2001; Chairman, President and Chief Executive Officer of General Instrument Corporation from December 1997 to January 2000; and, prior to December 1997, President of General Instrument's Broadband Networks Group. Mr. Breen was a director of McLeod USA Incorporated from 2001 to 2005. Mr. Breen currently serves as a director of Comcast Corporation and is a member of the Advisory Board of New Mountain Capital LLC, a private equity firm. Mr. Breen's extensive experience and leadership in the communications and technology equipment industries, including the cable and broadband industries, and his service as our Chief Executive Officer since 2002, render him qualified to serve as one of our directors

        Michael E. Daniels—Mr. Daniels, age 56, joined our Board in March 2010 and before that served as a consultant to the Board for a period of six months. He is the Senior Vice President of the Global Technology Services group of International Business Machines Corporation, a business and IT services company with operations in more than 160 countries around the world. In his current role at IBM, Mr. Daniels has worldwide responsibility for IBM's Global Services business operations in outsourcing services, integrated technology services, maintenance, and small and medium business services, as well as for IBM Global Financing. Since joining IBM in 1976, Mr. Daniels has held a number of leadership positions in sales, marketing, and services, and was general manager of several sales and services businesses, including IBM's Sales and Distribution operations in the United States, Canada and Latin America, its Global Services team in the Asia Pacific region, Product Support Services, Availability Services, and Systems Solutions. Mr. Daniels is a graduate of the Holy Cross College in Massachusetts with a degree in political science, and is also a trustee of Holy Cross. He is a member of the board of directors of The Japan Society, a nonprofit institution that promotes understanding and cooperation between the U.S. and Japan. Mr. Daniels' qualifications to serve on our board include his extensive global business experience with IBM, his sales, marketing and services expertise and his deep understanding of enterprise technology.

        Timothy M. Donahue—Mr. Donahue, age 62, joined our Board in March 2008. Prior to his retirement, Mr. Donahue was Executive Chairman of Sprint Nextel Corporation from August 2005 to December 2006. He served as President and Chief Executive Officer of Nextel Communications, Inc from 1999. He began his career with Nextel in January 1996 as President and Chief Operating Officer. Before joining Nextel, Mr. Donahue served as Northeast Regional President for AT&T Wireless Services operations from 1991 to 1996. Prior to that, he served as President for McCaw Cellular's paging division in 1986 and was named McCaw's President for the U.S. central region in 1989. He is

2011 Proxy Statement            11

also a director of the Eastman Kodak Company, Covidien Ltd. (where he is the lead director) and NVR Inc., and non- executive chairman of the private company UCT Coatings, Inc. Mr. Donahue is a graduate of John Carroll University, with a BA degree in English Literature. Mr. Donahue's qualifications to serve on the board include his extensive experience and demonstrated leadership in the wireless communications industry, his experience in service-oriented industries and his experience as an executive and board member of several publicly traded companies.

        Brian Duperreault—Mr. Duperreault, age 63, joined our Board in March 2004. Mr. Duperreault has served as President, Chief Executive Officer and director of Marsh & McLennan Companies, Inc. since January 2008. Previously he served as Chairman of ACE Limited, an international provider of a broad range of insurance and reinsurance products, from October 1994 to May 2007. He served as Chief Executive Officer of ACE Limited from October 1994 through May 2004, and as its President from October 1994 through November 1999. Prior to joining ACE, Mr. Duperreault had been employed with American Insurance Group ("AIG") since 1973 and served in various senior executive positions with AIG and its affiliates from 1978 until September 1994, most recently as Executive Vice President, Foreign General Insurance and, concurrently, as Chairman and Chief Executive Officer of American International Underwriters Inc. ("AIU") from April 1994 to September 1994. Mr. Duperreault was President of AIU from 1991 to April 1994, and Chief Executive Officer of AIG affiliates in Japan and Korea from 1989 until 1991. Mr. Duperreault serves as Chairman Emeritus of the Centre on Philanthropy and Chairman of Bermuda Institute of Ocean Sciences. He is also a member of the Board of Directors of the Insurance Information Institute, the International Insurance Society, and the Board of Overseers of the School of Risk Management of St. John's University. Previously, Mr. Duperreault also served as a director of the Bank of N.T. Butterfield & Son, Ltd., a provider of international financial services. Mr. Duperreault's qualifications to serve on the board include his extensive experience as an executive and board member of publicly traded companies, his experience in risk management and his global business experience and leadership.

        Bruce S. Gordon—Mr. Gordon, age 64, joined our Board in January 2003 and in March 2008 became the lead Director. From August 2005 through April 2007, Mr. Gordon served as President and Chief Executive Officer of the NAACP. Until his retirement in December 2003, Mr. Gordon was the President of Retail Markets at Verizon Communications, Inc., a provider of wireline and wireless communications. Prior to the merger of Bell Atlantic Corporation and GTE, which formed Verizon in July 2000, Mr. Gordon fulfilled a variety of positions at Bell Atlantic Corporation, including Group President, Vice President, Marketing and Sales, and Vice President, Sales. Mr. Gordon graduated from Gettysburg College and received an M.S. from Massachusetts Institute of Technology. Mr. Gordon also serves as a director of CBS Corporation and Northrup Grumman Corporation. He also previously served as a director of Southern Company, an electricity generating company, from 1994 to 2006. Mr. Gordon is the lead Director of our Board and the Chair of the Nominating and Governance Committee. Mr. Gordon's qualifications to serve on the board include his significant leadership experience as the head of a large non-profit, his in-depth experience as an executive in the service-oriented communications industry and his corporate governance experience as a director of several publicly traded companies.

        Rajiv L. Gupta—Mr. Gupta, age 65, joined our Board in March 2005. Mr. Gupta served as Chairman and Chief Executive Officer of Rohm and Haas Company, a worldwide producer of specialty materials, from 1999 to 2009. He served as Vice Chairman of Rohm and Haas Company from 1998 to 1999, Director of the Electronic Materials business from 1996 to 1999, and Vice President and Regional Director of the Asia-Pacific Region from 1993 to 1998. Mr. Gupta holds a B.S. degree in mechanical engineering from the Indian Institute of Technology, an M.S. in operations research from Cornell University and an M.B.A. in finance from Drexel University. Mr. Gupta also is a director of The Vanguard Group and Hewlett-Packard Company and the private companies Delphi Automotive, LLP, Affle, Pte Ltd and Stroz Friedberg LLC. He serves as Chairman of J.T. Baker Holdings, a privately held specialty chemical company. He is also a trustee of The Conference Board, and a senior advisor of New Mountain Capital LLC. Mr. Gupta is the Chair of the Company's Compensation and Human Resources Committee. Mr. Gupta's qualifications to serve on

12            2011 Proxy Statement

the board include his broad international leadership experience as an executive at Rohm and Haas, his engineering and science background, and his corporate governance experience as a board member and executive in several publicly traded and private companies.

        John A. Krol—Mr. Krol, age 74, joined our Board in August 2002. Mr. Krol served as the Chairman and Chief Executive Officer of E.I. du Pont de Nemours & Company, where he spent his entire career until his retirement in 1998. E.I. du Pont de Nemours is a global research and technology-based company serving worldwide markets, including food and nutrition, health care, agriculture, fashion and apparel, home and construction, electronics and transportation. Mr. Krol also serves as a director of ACE Limited, and the private companies Delphi Automotive, LLP (where he is chairman of the board), Norvax, Inc. and Pacolet-Milliken. He also served as a director of MeadWestvaco Corporation, a global packaging solutions company. Mr. Krol graduated from Tufts University where he received a B.S. and M.S. in chemistry. Mr. Krol's qualifications to serve on the board include his extensive leadership and corporate governance experience as an executive and as the former chairman and chief executive of DuPont, his engineering and science background and his well developed business acumen gained over decades of experience as an advisor and as a board member of numerous publicly traded and private companies.

        Brendan R. O'Neill—Dr. O'Neill, age 62, joined our Board in March 2003. Dr. O'Neill was Chief Executive Officer and director of Imperial Chemical Industries PLC ("ICI"), a manufacturer of specialty products and paints, until April 2003. Dr. O'Neill joined ICI in 1998 as its Chief Operating Officer and Director, and was promoted to Chief Executive Officer in 1999. Prior to Dr. O'Neill's career at ICI, he held numerous positions at Guinness PLC, including Chief Executive of Guinness Brewing Worldwide Ltd, Managing Director International Region of United Distillers, and Director of Financial Control. Dr. O'Neill also held positions at HSBC Holdings PLC, BICC PLC and the Ford Motor Company. He has an M.A. from the University of Cambridge and a Ph.D. in chemistry from the University of East Anglia, and is a Fellow of the Chartered Institute of Management Accountants (U.K.). Dr. O'Neill is a director of Endurance Specialty Holdings Ltd., Informa plc and Towers Watson, Inc. He chairs the Audit Committee of Informa plc. Dr. O'Neill was also a director of Rank Group, a hospitality and leisure business from 2005 to 2007 and Aegis Group Plc, a global market research company, from 2005 to 2009. Dr. O'Neill is the Chair of the Audit Committee. Dr. O'Neill is qualified to serve on the board because of his extensive experience in executive positions, his service as a director for a broad spectrum of international companies and his financial acumen and understanding of accounting principles.

        William S. Stavropoulos—Dr. Stavropoulos, age 71, joined our Board in March 2007. Dr. Stavropoulos was the Chairman, President and Chief Executive Officer of Dow Chemical Company, where his career spanned 39 years until his retirement in 2006. While at Dow, Dr. Stavropoulos served in a variety of positions in research, marketing and general management. Dr. Stavropoulos graduated from Fordham University with a B.S. in pharmaceutical chemistry and from the University of Washington with a Ph.D. in medicinal chemistry. Dr. Stavropoulos serves as a director of Chemical Financial Corporation and Teradata Corporation, and is non-executive chairman of Univar, Inc., a private company. He is a trustee to the Fidelity Group of Funds and the Rollin M. Gerstacker Foundation, on the advisory boards of Maersk Corporation and Metalmark Capital LLC and is a special advisor to Clayton, Dubilier & Rice, LLC. Dr. Stavropoulos is also President and Founder of the Michigan Baseball Foundation. Dr. Stavropoulos' qualifications to serve on the board include his extensive experience as an executive at Dow, his corporate governance experience gained from his role as chairman and chief executive officer of Dow and as a director and advisor to other publicly traded companies as well as his experience in the industrial sector.

        Sandra S. Wijnberg—Ms. Wijnberg, age 54, joined our Board in March 2003. In March 2007, Ms. Wijnberg was named Chief Administrative Officer of Aquiline Holdings LLC. From January 2000 to April 2006, Ms. Wijnberg was the Senior Vice President and Chief Financial Officer at Marsh & McLennan Companies, Inc., a professional services firm with insurance and reinsurance brokerage,

2011 Proxy Statement            13

consulting and investment management businesses. Before joining Marsh & McLennan Companies, Inc. Ms. Wijnberg served as a Senior Vice President and Treasurer of Yum! Brands (previously Tricon Global Restaurants, Inc.) and held various positions at PepsiCo, Inc., Morgan Stanley Group, Inc. and American Express Company. Ms. Wijnberg is a graduate of the University of California, Los Angeles and received an M.B.A. from the University of Southern California. Ms. Wijnberg also served on the board of Tyco Electronics Ltd., a manufacturer of electronic parts and equipment, from 2007 to 2009. Ms. Wijnberg is a director of Futurity First Financial Corporation, a private company in the insurance business. Ms Wijnberg's qualifications to serve on the board include her significant experience as an executive in leadership positions in financial services companies and her financial acumen gained as the chief financial officer of a publicly traded company.

        R. David Yost—Mr. Yost, age 63, joined our Board in March 2009. Mr. Yost has served as Director and Chief Executive Officer of AmerisourceBergen, a comprehensive pharmaceutical services provider, from August 2001 to the present. He was President of AmerisourceBergen from August 2001 to October 2002, Chairman and Chief Executive Officer of AmeriSource Health Corporation from December 2000 to August 2001, and President and Chief Executive Officer of AmeriSource from May 1997 to December 2000. Mr. Yost also held a variety of other positions with AmeriSource Health Corporation and its predecessors from 1974 to 1997. Mr. Yost is a graduate of the U.S. Air Force Academy and holds an M.B.A. from the University of California, Los Angeles. Mr. Yost's qualifications to serve on the board include his extensive leadership and corporate governance experience gained as the chief executive and director of a large publicly traded company in the pharmaceutical industry.

New Director Nominated for Election

        Dinesh Paliwal—age 52, has served as Chairman of the Board, Chief Executive Officer and President of Harman International, a company that designs, manufactures and markets a wide range of audio and information solutions for the automotive, consumer and professional market, since July 1, 2008. He was Vice Chairman, Chief Executive Officer and President from July 2007 through June 2008. Prior to joining Harman, Mr. Paliwal served as a member of the Group Executive Committee of ABB Ltd. a provider of industrial automation, power transmission systems and services, from January 2001 until June 2007. Mr. Paliwal also served as President of Global Markets and Technology of ABB Ltd. from January 2006 until June 2007, as Chairman and Chief Executive Officer of ABB North America from January 2004 until June 2007, and as President and Chief Executive Officer of ABB Automation Technologies Division from October 2002 to December 2005. Prior to his experience at ABB, Mr. Paliwal held various roles in sales, project management and systems engineering at predecessor companies AccuRay and Combustion Engineering. Mr. Paliwal earned a Masters degree in Engineering with highest distinction from the Indian Institute of Technology (IIT Roorkee), a Masters degree in Applied Science and Engineering and a Masters degree in Business Administration, both from Miami University (Ohio). Mr. Paliwal also serves as a member of the Trilateral Commission established to foster closer cooperation among the US, Europe and Japan, and as a member of the Board of Directors of the International Institute for the Study of Cross-Border M&A, an international joint venture to promote the high-level study and analysis of cross-border mergers, acquisitions and strategic investments, and the Business Roundtable. Mr. Paliwal served on the board for Embarq Corporation prior to its merger with CenturyTel. He has served previously as Chairman of ABB India Ltd., a publicly listed company in India and as Chairman of the US National Foreign Trade Council in Washington, DC. He has served as a Director for Keppel FELS, an offshore drilling, shipbuilding and energy company in Singapore, the US China Business Council, the US India Business Council, and the International Swimming Hall of Fame. He also served for three years as Economic Advisor to the Governor of Guangdong Province, China. Mr. Paliwal's qualifications to serve on the board include his extensive leadership and governance experience as a public company chief executive officer, his engineering and scientific background, and his extensive global experience, especially in emerging markets important to the Company.

        The Board recommends that shareholders vote FOR the election of all of the nominees for Director to serve until the next Annual General Meeting.

14            2011 Proxy Statement

PROPOSAL NUMBER FOUR—ELECTION OF AUDITORS

Proposal 4.a—Appointment of Statutory Auditors

        Our shareholders must elect a firm as statutory auditor. The statutory auditor's main task is to audit our consolidated financial statements and parent company financial statements that are required under Swiss law. The Board has recommended that Deloitte AG (Zürich), General Guisan-Quai 38, 8002 Zürich, Switzerland, be elected as our statutory auditor for our consolidated financial statements and the parent company financial statements of Tyco International Ltd.

        Representatives of Deloitte AG (Zürich) will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer questions at the meeting.

        For independent auditor fee information and information on our pre-approval policy of audit and non-audit services, see Proposal 4.b below. Please also see the Audit Committee Report included in this Proxy Statement for additional information about our statutory auditors.

        The Board recommends a vote FOR the election of Deloitte AG (Zürich) as the Company's statutory auditor until our next annual ordinary general meeting.

Proposal 4.b—Appointment of Independent Registered Public Accounting Firm

        The Audit Committee of the Board of Directors recommends that shareholders ratify the appointment of Deloitte & Touche LLP (United States), Two World Financial Center, New York, NY 10281-1414, an affiliate of Deloitte AG (Zürich), as Tyco's independent registered public accounting firm for purposes of United States securities law reporting for the year ending September 30, 2011.

        The Audit Committee is responsible for the annual retention of our independent registered public accounting firm, subject to the affirmative vote of a majority of the votes cast by shareholders at the Annual General Meeting. The Audit Committee is directly responsible for the appointment, compensation, oversight, and evaluation of performance of the work of the external auditors. The Audit Committee has recommended the ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for purposes of United States securities law reporting for the year ending September 30, 2011.

        Representatives of Deloitte & Touche LLP are expected to be at the Annual General Meeting and they will be available to respond to appropriate questions.

Audit and Non-Audit Fees

        Aggregate fees for professional services rendered to Tyco by Deloitte AG (Zürich) and Deloitte & Touche LLP (collectively "Deloitte") as of and for the fiscal years ended September 24, 2010 and September 25, 2009 are set forth below. The aggregate fees included in the Audit category are fees billed for fiscal year 2009 and billed (or reasonably expected to be billed) for fiscal year 2010 for the audit of Tyco's annual financial statements and review of interim financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years for such services.

	Fiscal Year 2010	Fiscal Year 2009
	(in millions)	(in millions)
Audit Fees	$29.2	$35.2
Audit-Related Fees	2.3	2.1
Tax Fees	0.2	2.6

Total	$31.7	$39.9

        Audit Fees for the fiscal years ended September 24, 2010 and September 25, 2009 were for professional services rendered for the integrated audits of our consolidated financial statements and

2011 Proxy Statement            15

internal controls over financial reporting, quarterly reviews of the condensed consolidated financial statements included in Tyco's Quarterly Reports on Form 10-Q, statutory audits, consents, comfort letters, international filings and other assistance required to complete the year-end audit of the consolidated financial statements.

        Audit-Related Fees as of the fiscal year ended September 24, 2010 were primarily related to services for the planned spin-off of the Company's Electrical and Metal Products business and the acquisition of Brink's Home Security Holdings, Inc. (or Broadview Security). Fees for the fiscal year ended September 25, 2009 were primarily related to services for the divestiture of the Company's Infrastructure Services business, and also included services performed related to the Company's change in domicile, XBRL implementation and other required filings.

        Tax Fees as of the fiscal years ended September 24, 2010 and September 25, 2009 were for tax compliance services.

        None of the services described above was approved by the Audit Committee under the de minimus exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

        In March 2004, the Audit Committee adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditors. The policy identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that the auditors' independence is not impaired. The policy provides that the Corporate Controller will support the Audit Committee by providing a list of proposed services to the Committee, monitoring the services and fees pre-approved by the Committee, providing periodic reports to the Audit Committee with respect to pre-approved services, and ensuring compliance with the policy.

        Under the policy, the Audit Committee annually pre-approves the audit fee and terms of the engagement, as set forth in the engagement letter. This approval includes approval of a specified list of audit, audit-related and tax services. Any service not included in the specified list of services must be submitted to the Audit Committee for pre-approval. No service may extend for more than 12 months, unless the Audit Committee specifically provides for a different period. The independent auditor may not begin work on any engagement without confirmation of Audit Committee pre-approval from the Corporate Controller or his or her delegate.

        In accordance with the policy, the Chair of the Audit Committee has been delegated the authority by the Committee to pre-approve the engagement of the independent auditors for a specific service when the entire Committee is unable to do so. The Chair must report all such pre-approvals to the Audit Committee at the next Committee meeting.

        Please see the Audit Committee Report included in this proxy statement for additional information about Deloitte & Touche LLP.

        The Audit Committee and the Board recommend that shareholders vote FOR the ratification of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm.

Proposal 4.c—Appointment of Special Auditors

        Under Swiss law, special reports by an auditor are required in connection with certain corporate transactions, including certain types of increases or decreases in share capital. Because of the auditor independence requirements under U.S. Federal securities laws, we do not believe Deloitte AG (Zürich) can act as our special auditing firm with respect to certain types of corporate transactions.

        Our Board of Directors has recommended that the election of PricewaterhouseCoopers AG (Zürich) Birchstrasse 160, CH-8050 Zürich, Switzerland as special auditing firm until our next annual general meeting be submitted for consideration at the 2011 Annual General Meeting.

        The Board recommends that shareholders vote FOR the appointment of PricewaterhouseCoopers AG (Zürich) as the Company's special auditing firm until our next annual general meeting.

16            2011 Proxy Statement

PROPOSAL NUMBER FIVE—ALLOCATION OF FISCAL YEAR 2010 RESULTS AND APPROVAL OF ORDINARY DIVIDEND

Proposal 5(a)—Allocation of Fiscal Year 2010 Results

        The Board of Directors proposes that the Company's loss in its statutory accounts as shown below be carried forward to fiscal year 2011. Although the Company had net income of $1.1 billion on a U.S. GAAP consolidated basis, on a standalone Swiss GAAP basis, which is the basis for the Company's Swiss statutory financial statements, it had a loss of CHF 1.4 billion. The following table shows the appropriation of loss in Swiss francs and U.S. dollars (converted from Swiss francs as of September 24, 2010) as proposed by the Board:

	Swiss francs		U.S. dollars
	(in millions)		(in millions)
Net loss	CHF	1,405.5	$1,425.2
Accumulated deficit, beginning of period		32,841.2	33,301.9
Accumulated deficit, carried forward	CHF	34,246.7	$34,727.1

        The Board of Directors proposes that the Company's loss of CHF 1,405.5 million be carried forward in accordance with the table above. Under Swiss law, the allocation of the Company's balance sheet results is customarily submitted to shareholders for resolution at each annual general meeting.

        The Board unanimously recommends that shareholders vote FOR carrying the fiscal 2010 loss forward.

Proposal 5(b)—Approval of an Ordinary Cash Dividend

        The Board of Directors proposes that ordinary cash dividend in the amount of $1.00 per share be made out of the Company's "contributed surplus" equity position in its statutory accounts. Payment of the dividend will be made in four equal quarterly installments of $0.25 in May 2011, August 2011, November 2011 and February 2012 at such times and with such record dates as shall be determined by our Board of Directors. Dividend payments shall be made with respect to the outstanding share capital of the Company on the record date for the applicable dividend payment, which amount excludes any shares held by the Company or any of its subsidiaries. The deduction to Tyco's contributed surplus in its statutory accounts, which is required to be made in Swiss francs, shall be determined based on the aggregate amount of the dividend and shall be calculated based on the USD / CHF exchange rate in effect on the date of the Annual General Meeting. The U.S. dollar amount of the dividend shall be capped at an amount such that the aggregate reduction to the Company's contributed surplus shall not exceed CHF 925 million (or $2.00 per share based on the USD / CHF exchange rate of approximately CHF 0.97 per $1.00 in effect on January 10, 2011). To the extent that a dividend payment would exceed the cap, the U.S. dollar per share amount of the current or future dividends shall be reduced on a pro rata basis so that the aggregate amount of all dividends paid does not exceed the cap. In addition, the aggregate reduction in contributed surplus shall be increased for any shares issued, and decreased for any shares acquired, after the Annual General Meeting and before the record date for the applicable dividend installment payment. The Board's proposal is accompanied by a report by the auditor, Deloitte AG (Zürich), as state supervised auditing enterprise, who will be present at the meeting. The auditor's report states that the proposed dividend complies with Swiss law.

        The Board unanimously recommends that shareholders vote FOR the approval of the payment of an ordinary cash dividend in the amount of $1.00 per share to be made out of the Company's contributed surplus in four equal quarterly installments of $0.25 in May 2011, August 2011, November 2011 and February 2012, at such times and with such record dates as shall be determined by the Board of Directors.

2011 Proxy Statement            17

 PROPOSAL NUMBER SIX—RENEWAL OF AUTHORIZED SHARE CAPITAL

        The Company is seeking shareholder approval to amend Article 4 paragraph 1 of its Articles of Association to extend the timeline for the authorized share capital by two years. Pursuant to Swiss law, an authorization by shareholders to allow the Board to issue additional shares expires after two years and is limited to a maximum of 50% of the issued share capital. Shareholders first authorized the Board to issue additional share capital at the Company's annual general meeting in March 2009. A renewal of the two year authorization requires a shareholder vote and a corresponding amendment to the Articles of Association. In order to provide the Board with the flexibility permitted by Swiss law, the Board proposes to renew its authorization to issue additional share capital to March 9, 2013 and to amend the Articles of Association as follows:

current version (assumes the previously authorized dividend payment in the form of a capital reduction has been fully implemented)		proposed version
Article 4: Authorized Share Capital		Article 4: Authorized Share Capital
(1)	The Board of Directors is authorized to increase the share capital, in one or several steps until 12 March 2011, by a maximum amount of CHF 1'370'093'050.00 by issuing a maximum of 204'491'500 fully paid up Shares with a par value of CHF 6.70 each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or an-other third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts shall be permissible.	(1)
		The Board of Directors is authorized to increase the share capital, in one or several steps until 9 March 2013, by a maximum amount of CHF 1'628'000'000.00 by issuing a maximum of 243,000,000 fully paid up Shares with a par value of CHF 6.70 each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts shall be permissible.
German (authoritive) version
Artikel 4: Genehmigtes Aktienkapital		Artikel 4: Genehmigtes Aktienkapital
1)	Der Verwaltungsrat ist ermächtigt das Aktienkapital in einem oder mehreren Schritten bis zum 12. März 2011 im Maximalbetrag von CHF 1'370'093'050.00 durch Ausgabe von höchstens 204'491'500 vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF 6.70 je Aktie zu erhöhen. Eine Kapitalerhöhung ist zulässig (i) durch Festübernahme durch ein Finanzinstitut, eine Gruppe von Finanzinstituten oder andere Drittparteien gefolgt von einem Angebot an die zu diesem Zeitpunkt existierenden Aktionäre sowie (ii) in Teilbeträgen.	1)
		Der Verwaltungsrat ist ermächtigt das Aktienkapital in einem oder mehreren Schritten bis zum 9. März 2013 im Maximalbetrag von CHF 1'628'000'000.00 durch Ausgabe von höchstens 243'000'000 vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF 6.70 je Aktie zu erhöhen. Eine Kapitalerhöhung ist zulässig (i) durch Festübernahme durch ein Finanzinstitut, eine Gruppe von Finanzinstituten oder andere Drittparteien gefolgt von einem Angebot an die zu diesem Zeitpunkt existierenden Aktionäre sowie (ii) in Teilbeträgen.

        The Board unanimously recommends that shareholders vote FOR the approval to renew the authorized share capital through March 9, 2013 and to amend the Articles of Association accordingly.

18            2011 Proxy Statement

PROPOSAL NUMBER SEVEN—CANCELLATION OF REPURCHASED TREASURY SHARES

        In September 2007, July 2008 and September 2010, the Board authorized an aggregate of $3 billion of share repurchases, of which $500.4 million remains unutilized as of January 3, 2011. Since September 2007, within the scope of this authorization, the Company has repurchased 63.9 million shares on the open market and through alternative trading lines. The Board now proposes to cancel 28,088,101 of these shares and to reduce the share capital accordingly. The balance of the shares that have been repurchased since our redomiciliation in Switzerland, and which are not proposed to be canceled, are expected to be used in connection with stock incentive plans or in other qualifying transactions within six years of repurchase. If so used, the Company is exempt from the requirement to pay Swiss withholding taxes at the time of repurchase.

        The Board's proposal is conditioned on the receipt of a report provided by the auditor, Pricewaterhouse Coopers AG, as state supervised auditing enterprise in accordance with Article 732 paragraph 2 of the Swiss Code of Obligations, who will be present at the meeting. The auditor's report is expected to state that claims by creditors are fully covered notwithstanding the reduction of share capital pursuant to this proposal.

        The reduction of share capital will only be accomplished after publication of the notice to creditors in accordance with Article 733 of the Swiss Code of Obligations. Such notice to creditors will be published after the Annual General Meeting in the Swiss Commercial Gazette. Creditors may file claims and demand payment or security within two months of the date of the third and last publication. The share capital may only be reduced once the two-month period for filing claims has expired and all claims filed have been satisfied or secured. In addition, the reduction can only be registered in the Commercial Register once it has been determined in a notarized document stating that all above requirements have been fulfilled.

        Accordingly the Board of Director proposes:

  (1)
  The cancellation of 28,088,101 shares, all of which have been repurchased under authority of the Board since the Company redomiciled in Switzerland in March 2009, and the corresponding reduction of the share capital of the Company from CHF 3'446'822'711.70 by CHF 188,190,276.70 to CHF 3,258,632,435.00;

  (2)
  To declare, as a result of the audit report prepared in accordance with article 732 paragraph 2 of the Swiss Code of Obligations, that the claims by the creditors are fully covered notwithstanding the above reduction of the share capital;

2011 Proxy Statement            19

  (3)
  To amend Article 3 paragraph 1 of the Articles of Association of the Company on completion of the capital reduction as follows:

current version (assumes the previously authorized dividend payment in the form of a capital reduction has been fully implemented)	proposed version
Artikel 3: Aktienkapital	Article 3: Share Capital
(1) The share capital of the Company amounts to CHF 3'446'822'711.70 and is divided into 514'451'151 registered shares with a nominal value of CHF 6.70 per share. The share capital is fully paid-in.	(1) The share capital of the Company amounts to CHF 3,258,632,435.00 and is divided into 486,363,050 registered shares with a nominal value of CHF 6.70 per share. The share capital is fully paid-in.
German (authoritive) version
Artikel 3: Aktienkapital	Article 3: Share Capital
(1) Das Aktienkapital der Gesellschaft beträgt CHF 3'446'822'711.70 und ist eingeteilt in 514'451'151 Namenaktien im Nennwert von CHF 6.70 je Aktie. Das Aktienkapital ist vollständig liberiert.	(1) Das Aktienkapital der Gesellschaft beträgt CHF 3,258,632,435.00 und ist eingeteilt in 486,363,050 Namenaktien im Nennwert von CHF 6.70 je Aktie. Das Aktienkapital ist vollständig liberiert.

        The Board unanimously recommends that shareholders vote FOR the cancellation of 28,088,101 repurchased treasury shares held by the Company and to amend the Articles of Association accordingly.

20            2011 Proxy Statement

 PROPOSAL NUMBER EIGHT—ADVISORY (CONSULTATIVE) VOTE ON
EXECUTIVE COMPENSATION AND THE FREQUENCY OF SUCH VOTE

Proposal 8(a)—Non-Binding Advisory (Consultative) Vote on Executive Compensation

        The Board recognizes that providing stockholders with an advisory vote on executive compensation may produce useful information on investor sentiment with regard to the Company's executive compensation programs. As a result, our Board is providing shareholders with the opportunity to cast an advisory (consultative) vote on the compensation of our named executive officers, as described in the section of this Proxy Statement entitled "Executive Compensation Report." This proposal, commonly known as a "say on pay" proposal, gives shareholders the opportunity to endorse or not endorse our fiscal 2010 executive compensation philosophy, programs and policies and the compensation paid to the named executive officers. The proposal also is in accordance with recently enacted legislation in the U.S. Congress (the Dodd-Frank Wall Street Reform and Consumer Protection Act—the "Dodd-Frank Act"), which requires that companies such as Tyco include an advisory (consultative) vote on executive compensation at certain shareholder meetings held on or after January 21, 2011. In addition, legislative proposals have been introduced in Switzerland that, if passed, would also require an advisory, or "consultative," vote on executive compensation.

        As discussed in the Executive Compensation Report section of this Proxy Statement, our compensation principles and underlying programs are designed to attract, motivate and retain key executives who are crucial to our long-term success. The compensation paid to our named executive officers reflects our commitment to pay for performance. The majority of our named executive officers' compensation is made in the form of long-term equity awards that incentivize management to achieve results to the mutual benefit of shareholders and management. Moreover, a significant portion of our named executive officers' cash compensation is paid in the form of annual performance bonuses, which are paid only if the Company achieves pre-defined performance measures. In addition, the Company recognizes that a strong governance framework is essential to an effective executive compensation program. The framework and executive compensation philosophy are established by an independent Compensation Committee that is advised by an independent consultant. The following items reflect our commitment to pay for performance and to maintain a strong executive compensation governance framework:

  •
  Variable compensation is heavily weighted on long-term incentives to align compensation with sustained shareholder returns. In fiscal 2010, one hundred percent of long-term incentive awards for named executive officers were performance-based equity (stock options and performance share units).

  •
  Incentive plans that are based upon targets that are approved by the Compensation Committee at the beginning of the applicable performance period, and which have minimum thresholds and maximum payment caps.

  •
  The peer group of companies used to benchmark executive compensation levels is carefully selected and reviewed by the Compensation Committee.

  •
  An annual risk assessment conducted by the Compensation Committee to evaluate whether incentive programs drive behaviors that are demonstrably within the risk management parameters it deems prudent.

  •
  "Double-triggers" for named executive officers (other than the Chief Executive Officer) for severance benefits and equity acceleration in the event of a change-of-control transaction.

  •
  No excise tax gross-ups for named executive officers other than the Chief Executive Officer.

2011 Proxy Statement            21

  •
  No tax gross-ups for supplemental insurance and disability benefits effective January 1, 2010. Effective December 2010, supplemental life, disability and long-term care benefits have been discontinued for new executives.

  •
  No pension plans for named executive officers other than the Chief Executive Officer.

  •
  A robust share ownership and retention policy.

  •
  An expansive pay recoupment policy to claw back compensation earned as a result of fraudulent or illegal conduct.

  •
  An insider trading policy that prohibits speculative and hedging transactions in the Company's securities.

        Pursuant to the requirements of the Dodd-Frank Act, the Board proposes that the shareholders approve an advisory (consultative) non-binding vote on the Executive Officer Compensation Report. The Executive Officer Compensation Report appears at pages 43 to 75 of this Proxy Statement.

        The advisory (consultative) vote on the Executive Officer Compensation Report is non-binding, meaning that our Board will not be obligated to take any compensation actions, or to adjust our executive compensation programs or policies, as a result of the vote. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes present (in person or by proxy) at the Annual General Meeting. Although the vote is non-binding, our Board and the Compensation Committee will review the voting results. To the extent there is a significant negative vote, we would communicate directly with shareholders to better understand the concerns that influenced the vote. The Board and the Compensation Committee would consider constructive feedback obtained through this process in making future decisions about executive compensation programs.

The Board unanimously recommends that shareholders vote FOR this proposal.

Proposal 8(b)—Non-Binding Advisory (Consultative) Vote on the Frequency of the Vote on Executive Compensation.

        The Dodd-Frank Act also requires us to include, at least once every six years, an advisory vote regarding how often shareholders wish to cast the advisory (consultative) vote on executive compensation. In casting their advisory (consultative) vote, shareholders may choose among four options: (1) an annual vote, (2) a vote every two years (biennial), (3) a vote every three years (triennial) or (4) to abstain from voting.

        The Board believes that a triennial vote is most appropriate for the Company because such a vote would provide shareholders with the appropriate timeframe to evaluate the Company's overall compensation philosophy, design and implementation. A three-year period is more closely aligned with the longer-term view that the Compensation Committee takes with respect to the more significant components our named executive officers' compensation, and would allow shareholders the opportunity to evaluate the effectiveness of these programs over the time frames that they are intended to generate performance. Additionally, a longer period between votes would provide the opportunity for shareholders and advisory services to engage in more thoughtful analysis and would facilitate more meaningful dialogue between shareholders and the Board regarding the Company's executive compensation practices.

        For these reasons, the Board unanimously recommends that shareholders vote for a TRIENNIAL vote on executive compensation.

        Like the advisory (consultative) vote on executive compensation, the advisory (consultative) vote on the frequency of such vote is non-binding. Although the vote is non-binding, our Board and the

22            2011 Proxy Statement

Compensation Committee will review the voting results and will respect the expressed desire of the majority of our shareholders by implementing the option, if any, that receives a majority vote. In this regard, we note that our Articles of Association state that, unless otherwise required by law, all votes (with the exception of a contested Board election) require the affirmative vote of a relative majority of the votes cast. In determining the relative majority, abstentions, broker non-votes, and blank or invalid ballots are disregarded. A relative majority requires that one option receive more votes than the other two options taken together. If there is no option receives the relative majority of votes, the Board will re-submit the two options with the highest votes for an advisory (consultative) vote at the next annual meeting of shareholders.

2011 Proxy Statement            23

GOVERNANCE OF THE COMPANY

Our Corporate Governance Principles

        Our corporate governance principles are embodied in a formal document that has been approved by Tyco's Board of Directors (the "Board"). It is posted on our website at www.tyco.com under the heading "Corporate Responsibility—Governance." We will also provide a copy of the corporate governance principles to shareholders upon request.

Vision and Values of Our Board

        Tyco's Board is responsible for directing and overseeing the management of Tyco's business in the best interests of the shareholders and consistent with good corporate citizenship. In carrying out its responsibilities, the Board selects and monitors top management, provides oversight for financial reporting and legal compliance, determines Tyco's governance principles and implements its governance policies. The Board, together with management, is responsible for establishing the Company's values and code of conduct and for setting strategic direction and priorities.

        While Tyco's strategy evolves in response to changing market conditions, the Company's vision and values are enduring. Our governance principles, along with our vision and values, constitute the foundation upon which the Company's governance policies are built. Our vision, values and principles are discussed below.

        Tyco believes that good governance requires not only an effective set of specific practices but also a culture of responsibility throughout the firm, and governance at Tyco is intended to optimize both. Tyco also believes that good governance ultimately depends on the quality of its leadership, and it is committed to recruiting and retaining Directors and officers of proven leadership ability and personal integrity.

Tyco Vision: Why We Exist and the Essence of Our Business

        To be our customers' first choice in every market we serve by exceeding commitments, providing new technology solutions, leveraging our diverse brands, driving operational excellence, and committing to the highest standards of business practices—all of which will drive Tyco's long-term growth, value, and success.

Tyco Values: How We Seek to Conduct Ourselves

        Integrity:    We demand of each other and ourselves the highest standards of individual and corporate integrity. We safeguard Company assets. We foster an environment of trust with our co-workers, customers, communities and suppliers. We comply with all Company policies and laws, and create an environment of transparency in which all reporting requirements are met.

        Excellence:    We continually challenge each other to improve our products, our processes and ourselves. We strive always to understand our customers' businesses and help them achieve their goals. We serve our customers not only by responding to their needs, but also anticipating them. We are dedicated to diversity, fair treatment, mutual respect and trust. We aspire to produce our products and serve our customers with zero harm to people and the environment.

        Teamwork:    We foster an environment that encourages innovation, creativity and results through teamwork. We practice leadership that teaches, inspires and promotes full participation and career development. We encourage open and effective communication and interaction across Tyco, and actively work together to keep each other safe.

24            2011 Proxy Statement

        Accountability:    We honor and hold ourselves accountable for the commitments we make, and take personal responsibility for all actions and results. We create an operating discipline of continuous improvement that is an integral part of our culture.

Tyco Goals: What We Seek to Achieve

        Governance:    Adhere to the best standards of corporate governance for the Company by establishing processes and practices that promote and ensure integrity, compliance and accountability.

        Customers:    Fully understand and exceed our customers' needs, wants and preferences and provide greater value to our customers than our competition.

        Growth:    Focus on strategies to achieve organic growth targets and deploy cash for growth and value creation.

        Culture:    Build on the Company's reputation and image internally and externally while driving initiatives to ensure Tyco remains an employer of choice.

        Operational Excellence:    Implement best-in-class operating practices and leverage Company-wide opportunities and best practices.

        Financial Strength & Flexibility:    Ensure that financial measures and shareholder return objectives are met.

Board of Directors

Mission of the Board of Directors: What the Board Intends to Accomplish

        The mission of Tyco's Board is to promote the long-term value and health of the Company in the interests of the shareholders and set an ethical "tone at the top." To this end, the Board provides management with strategic guidance, and also ensures that management adopts and implements procedures designed to promote both legal compliance and the highest standards of honesty, integrity and ethics throughout the organization.

Governance Principles: How the Board Oversees the Company

        Active Board:    The Directors are well informed about the Company and vigorous in their oversight of management.

        Company Leadership:    The Directors, together with senior management, set Tyco's strategic direction, review financial objectives, and establish the ethical tone for the management and leadership of the Company.

        Compliance with Laws and Ethics:    The Directors ensure that procedures and practices are in place designed to prevent and identify illegal or unethical conduct and to permit appropriate and timely redress should such conduct occur.

        Inform and Listen to Investors and Regulators:    The Directors take steps to see that management discloses appropriate information fairly, fully, timely and accurately to investors and regulators, and that the Company maintains a two-way communication channel with its investors and regulators.

        Continuous Improvement:    The Directors remain abreast of new developments in corporate governance and they implement new procedures and practices as they deem appropriate.

2011 Proxy Statement            25

Board Responsibilities

        The Board is responsible for:

  •
  reviewing and approving management's strategic and business plans;

  •
  reviewing and approving financial plans, objectives and actions, including significant capital allocations and expenditures;

  •
  monitoring management's execution of corporate plans and objectives;

  •
  advising management on significant decisions and reviewing and approving major transactions;

  •
  identifying and recommending Director candidates for election by shareholders;

  •
  appraising the Company's major risks and overseeing that appropriate risk management and control procedures are in place;

  •
  selecting, monitoring, evaluating, compensating and, if necessary, replacing the Chief Executive Officer and other senior executives, and seeing that organizational development and succession plans are maintained for these executive positions;

  •
  determining the Chief Executive Officer's compensation, and approving the compensation of senior officers;

  •
  overseeing that procedures are in place designed to promote compliance with laws and regulations;

  •
  overseeing that procedures are in place designed to promote integrity and candor in the audit of the Company's financial statements and operations, and in all financial reporting and disclosure;

  •
  designing and assessing the effectiveness of its own governance practices and procedures as well as Board and committee performance; and

  •
  periodically monitoring and reviewing shareholder communication.

Board Leadership

        The business of the Company is managed under the direction of the Company's Board, in the interest of the shareholders. The Board delegates its authority to senior management for managing the everyday affairs of the Company. The Board requires that senior management review major actions and initiatives with the Board prior to implementation.

        The Board believes that it is currently in the best interest of the Company for the positions of Chairman and Chief Executive Officer to be combined and held by the same person, Mr. Breen. Having Mr. Breen act as both Chairman and Chief Executive benefits the Company in significant ways, in particular by facilitating efficient and effective board deliberations. Mr. Breen is in a unique position to blend the perspective of both the board and management and ensure that the appropriate matters are presented to the Board. Mr. Breen's long tenure with the Company and his deep knowledge of the Company's day-to-day operations and the principal issues and risks facing the Company enable him to focus the Board's deliberations on those matters that are most critical to the Company. Further, by combining the roles, the Board believes the Company presents its message and strategy to shareholders, employees, customers and other stakeholders with a unified voice, a benefit that is particularly important to a company that is as diverse and multifaceted as Tyco. This has also benefited the Company as it has undertaken significant initiatives to restructure its global operations, including through its portfolio refinement actions and the implementation of significant cost reduction programs.

26            2011 Proxy Statement

        To counterbalance the potential for ineffective Board oversight, the Company has adopted a governance structure that includes:

  •
  a designated lead independent Director with a well-defined role;

  •
  a Board entirely composed of independent members, with the exception of Mr. Breen;

  •
  annual election of Directors by a majority of votes cast at the Annual General Meeting of shareholders;

  •
  committees entirely composed of independent Directors; and

  •
  established governance and ethics guidelines.

        The lead Director acts as an intermediary between the Board and senior management. Among other things, the lead director is responsible for setting the agenda for Board meetings with Board and management input, facilitating communication among Directors and between the Board and the Chief Executive Officer, working with the Chief Executive Officer to provide an appropriate information flow to the Board, and chairing an executive session of the independent Directors at each formal Board meeting. The lead director is expected to foster a cohesive board that cooperates with the Chief Executive Officer towards the ultimate goal of creating shareholder value.

Board Oversight of Risk

        The Board's role in risk oversight at Tyco is consistent with the Company's leadership structure, with management having day-to-day responsibility for assessing and managing the Company's risk exposure and the Board and its committees providing oversight in connection with those efforts, with particular focus on the most significant risks facing the Company. The Board performs its risk oversight role in several ways. Board meetings regularly include strategic overviews by the Chairman and Chief Executive Officer of the Company that describe the most significant issues, including risks, affecting the Company. In addition, the Board is regularly provided with business updates from the President of each of the Company's reporting segments, and updates from the General Counsel. The Board reviews the risks associated the Company's financial forecasts, business plan and operations. These risks are identified and managed in connection with the Company's robust enterprise risk management ("ERM") process. The Company's ERM process provides the enterprise with a common framework and terminology to ensure consistency in identification, reporting and management of key risks. The Company's ERM includes a formal process to identify and document the key risks to the Company perceived by a variety of stakeholders in the enterprise, and is presented to the Board at least annually. In addition, as part of the ERM process, members of the Board perform site visits to Company operational sites. The lead Director and management determine the appropriate operational site and the timing of the enterprise risk assessment meeting. During fiscal 2010, members of the Board participated in enterprise risk assessments at operational sites of Fire Protection in Toronto, Canada, Simplex Grinnell in Richardson, Texas, and Flow Control in Houston, Texas.

        The Board has delegated to each of its committees responsibility for the oversight of specific risks that fall within the committee's areas of responsibility. For example:

  •
  The Audit Committee reviews and discusses with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

  •
  The Compensation and Human Resources Committee reviews and discusses with management the extent to which the Company's compensation policies and practices create or decrease risks for the Company; and

2011 Proxy Statement            27

  •
  The Nominating & Governance Committee reviews and discusses with management the implementation and effectiveness of the Company's corporate governance policies, oversees the ERM process and is deeply involved in key management succession planning.

Board Capabilities

        The Tyco Board as a whole is strong in its diversity, vision, strategy and business judgment. It possesses a robust collective knowledge of management and leadership, business operations, crisis management, risk assessment, industry knowledge, accounting and finance, corporate governance and global markets.

        The culture of the Board is such that it can operate swiftly and effectively in making key decisions and facing major challenges. Board meetings are conducted in an environment of trust, open dialogue and mutual respect that encourages constructive commentary. The Board strives to be informed, proactive and vigilant in its oversight of the Company and protection of shareholder assets.

Board Committees

        To conduct its business the Board maintains three standing committees: Audit, Compensation and Human Resources (the "Compensation Committee"), and Nominating and Governance, and they are each entirely composed of independent Directors. Assignments to, and chairs of, the Audit and Compensation Committees are recommended by the Nominating and Governance Committee and selected by the Board. The independent Directors as a group elect the members and the chair of the Nominating and Governance committee. All committees report on their activities to the Board.

        The lead Director may convene "special committees" to review material matters being considered by the Board. Special committees report their activities to the Board.

        To ensure effective discussion and decision making while at the same time having a sufficient number of independent Directors for its three committees, the Board is normally constituted of between ten and thirteen Directors. The number of Directors is set forth in the Company's Articles of Association.

        The Nominating and Governance Committee reviews the Board's governance guidelines annually and recommends appropriate changes to the Board.

Board Meetings

        The Board meets at least five times annually, and additional meetings may be called in accordance with the Company's Articles of Association and Organizational Regulations. Frequent board meetings are critical not only for timely decisions but also for Directors to be well informed about the Company's operations and issues. One of these meetings will be scheduled in conjunction with the Company's Annual General Meeting and Board members are required to be in attendance at the Annual General Meeting either in person or by telephone. The lead Director, in consultation with the Chairman of the Board / Chief Executive Officer, is responsible for setting meeting agendas with input from the Directors.

        Committee meetings are normally held in conjunction with Board meetings. Major committee decisions are reviewed and approved by the Board. The Board chair and committee chairs are responsible for conducting meetings and informal consultations in a fashion that encourages informed, meaningful and probing deliberations. Presentations at Board meetings are concise and focused, and they include adequate time for discussion and decision-making. An executive session of independent Directors, chaired by the lead Director, is held at each formal meeting of the Board.

28            2011 Proxy Statement

        Directors receive the agenda and materials for regularly scheduled meetings in advance. Best efforts are made to make materials available as soon as one week in advance, but no later than three days in advance. When practical, the same applies to special meetings of the Board. Directors may ask for additional information from, or meetings with, senior managers at any time.

        Strategic planning and succession planning sessions are held annually at a regular Board meeting. The succession planning meeting focuses on the development and succession of not only the chief executive but also the other senior executives.

        The Board's intent is for Directors to attend all regularly scheduled Board and committee meetings. Directors are expected to use their best efforts to attend regularly scheduled Board and committee meetings in person. All independent Board members are welcome to attend any committee meeting.

Board and Committee Calendars

        A calendar of regular agenda items for the regularly scheduled Board meetings and all regularly scheduled committee meetings is prepared annually by the Chairman of the Board / Chief Executive Officer in consultation with the lead Director, committee chairs, and all interested Directors.

Board Communication

        Management speaks on behalf of the Company, and the Board normally communicates through management with outside parties, including Tyco shareholders, business journalists, analysts, rating agencies and government regulators. The Board has established a process for interested parties to communicate with members of the Board, including the lead Director. If you have any concern, question or complaint regarding our compliance with any policy or law, or would otherwise like to contact the Board, you can reach the Tyco Board of Directors via email at directors@tyco.com. Shareholders, customers, vendors, suppliers and employees can also raise concerns at https://www.vitaltycoconcerns.com. Inquiries can be submitted anonymously and confidentially.

        All inquiries are received and reviewed by the Corporate Ombudsman, who has a direct reporting relationship to the Audit Committee chair. A report summarizing all items received resulting in cases is prepared for the Board. The Corporate Ombudsman directs cases to the applicable department (such as customer service, human resources or in the case of accounting or control issues, forensic audit) and follows up with the assigned case owner to ensure that the cases are responded to in a timely manner. The Board also reviews non-trivial shareholder communications received by management through the Corporate Secretary's Office or Investor Relations.

Board Advisors

        The Board and its committees (consistent with the provisions of their respective charters) may retain their own advisors, at the expense of the Company, as they deem necessary in order to carry out their responsibilities.

Board Evaluation

        The Nominating and Governance Committee coordinates an annual evaluation process by the Directors of the Board's performance and procedures, as well as that of each committee. This evaluation leads to a full Board discussion of the results. In connection with the evaluation process:

  •
  the lead Director informally consults with each of the Directors;

  •
  the qualifications and performance of all Board members are reviewed in connection with their re-nomination to the Board;

2011 Proxy Statement            29

  •
  the Nominating and Governance Committee, the Audit Committee and the Compensation Committee each conduct an annual self-evaluation of their performance and procedures, including the adequacy of their charters, and report those results to the Board.

Board Compensation and Stock Ownership

        The Compensation Committee, in collaboration with the Nominating and Governance Committee, periodically reviews the Directors' compensation and recommends changes in the level and mix of compensation to the full Board. See the Compensation Discussion and Analysis for a detailed discussion of the Compensation Committee's role in determining executive compensation.

        To help align Board and shareholder interests, Directors are encouraged to own, at a minimum, Tyco stock or stock units equal to three times their annual retainer within three years of joining the Board. Once a Director satisfies the minimum stock ownership recommendation, the Director will remain qualified, regardless of market fluctuations, under the guidelines as long as the Director does not sell any stock. A majority of the Directors' annual compensation is provided as equity, and all but one of our current Directors hold the minimum amount of three times the annual retainer. Mr. Daniels joined the Board in 2010 and is expected to reach the required stock ownership level on or before the 2012 Annual General Meeting of shareholders. Mr. Breen receives no additional compensation for service as a Director.

Director Independence

        To maintain its objective oversight of management, the Board consists of a substantial majority of independent Directors. Directors meet stringent definitions of independence and for those Directors that meet this definition, the Board will make an affirmative determination that a Director is independent. Independent Directors:

  •
  are not former officers or employees of the Company or its subsidiaries or affiliates, nor have they served in that capacity within the last five years;

  •
  have no current or prior material relationships with Tyco aside from their Directorship that could affect their judgment;

  •
  have not worked for, nor have any immediate family members that have worked for, been retained by, or received anything of substantial value from the Company aside from his or her compensation as a Director;

  •
  have no immediate family member who is an officer of the Company or its subsidiaries or who has any current or past material relationship with the Company;

  •
  do not work for, nor does any immediate family member work for, consult with, or otherwise provide services to, another publicly traded company on whose Board of Directors the Tyco Chief Executive Officer or other member of senior management serves;

  •
  do not serve as, nor does any immediate family member serve as, an executive officer of any entity with respect to which the Company's annual sales to, or purchases from, exceed 1% of either entity's annual revenues for the prior fiscal year;

  •
  do not serve, nor does any immediate family member serve, on either the board of directors or the compensation committee of any corporation that employs either a nominee for Director or a member of the immediate family of any nominee for Director; and

  •
  do not serve, nor does any immediate family member serve, as a director, trustee, executive officer or similar position of a charitable or non-profit organization with respect to which the Company or its subsidiaries made charitable contributions or payments in excess of 1% of such

30            2011 Proxy Statement

    organization's charitable receipts in the last fiscal year. In addition, a Director is not independent if he or she serves as a director, trustee, executive officer or similar position of a charitable organization if Tyco made payments to such charitable organization in an amount that exceeds 1% of Tyco's total annual charitable contributions made during the last fiscal year.

        The Board has determined that all of the Director nominees, with the exception of the Chief Executive Officer, meet these standards and are therefore independent of the Company. The independent Director nominees are Timothy M. Donahue, Brian Duperreault, Bruce S. Gordon, Rajiv L. Gupta, John A. Krol, Brendan R. O'Neill, Dinesh Paliwal, William S. Stavropoulos, Sandra S. Wijnberg, David Yost and Michael Daniels.

Director Service

        Directors are elected by an affirmative vote of a majority of the votes cast by shareholders at the Annual General Meeting of shareholders and they serve for one-year terms. Each Director must tender his or her resignation from the Board at the annual general meeting of shareholders following his or her 72nd birthday. The Board may, in its discretion, waive this limit in special circumstances, as it has done for the past two years with respect to Mr. Krol, whom the Nominating and Governance Committee has nominated to serve an additional term in light of his extensive experience and knowledge as lead Director from 2002 through 2007. Any nominee for Director who does not receive a majority of votes cast from the shareholders is not elected to the Board.

        The Nominating and Governance Committee is responsible for the review of all Directors, and where necessary will take action to recommend to shareholders the removal of a Director for performance, which requires the affirmative vote of a majority of the votes present (in person or by proxy) at a duly called shareholder meeting.

        Directors are expected to inform the Nominating and Governance Committee of any significant change in their employment or professional responsibilities and are required to offer their resignation to the Board in the event of such a change. This allows for discussion with the Nominating and Governance Committee to determine if it is in the mutual interest of both parties for the Director to continue on the Board.

        The guideline is for committee chairs and the lead Director to:

  •
  serve in their respective roles five years, and

  •
  to rotate at the time of the Annual General Meeting following the completion of their fifth year of service.

        The Board may choose to override these guiding principles in special circumstances or if it otherwise believes it is appropriate to do so.

        When the Chairman of the Board / Chief Executive Officer steps down, he or she must simultaneously tender his or her resignation from the Board, which the Board may accept or decide that his or her continued services as a Director are in the best interests of the Company. It is only in unusual circumstances that the Board decides that the retired Chief Executive Officer should continue to serve as Chairman.

Director Orientation and Education

        A formal orientation program is provided to new Directors by the Corporate Secretary on Tyco's mission, values, governance, compliance and business operations. In addition, a program of continuing education is annually provided to incumbent Directors, and it includes review of the Company's Guide to Ethical Conduct. Directors are also encouraged to take advantage of outside continuing education

2011 Proxy Statement            31

relating to their duties as a Director and to subscribe to appropriate publications at the Company's expense.

Other Directorships, Conflicts and Related Party Transactions

        In order to provide sufficient time for informed participation in their board responsibilities:

  •
  non-executive Directors who are employed as chief executive officer of a publicly traded company are required to limit their external directorships of other public companies to two;

  •
  non-executive Directors who are otherwise fully employed are required to limit their external directorships of other public companies to three; and

  •
  non-executive Directors who are not fully employed are required to limit their external directorships of other public companies to five.

        The Board may, in its discretion, waive these limits in special circumstances. When a Director, the Chief Executive Officer or other senior managers intend to serve on another board, the Nominating and Governance Committee is required to be notified. The Committee reviews the possibility of conflicts of interest or time constraints and must approve the officer's or Director's appointment to the outside board. Each Director is required to notify the chair of the Nominating and Governance Committee of any conflicts. The Chief Executive Officer may serve on no more than two other public company boards.

        The company has a formal, written procedure intended to ensure compliance with the related party provisions in our Guide to Ethical Conduct and with our corporate governance principles. For the purpose of the policy, a "related party transaction" is a transaction in which we participate and in which any related party has a direct or indirect material interest, other than ordinary course, arms-length transactions of less than 1% of the revenue of the counterparty. Transactions exceeding the 1% threshold, and any transaction involving consulting, financial advisory, legal or accounting services that could impair a Director's independence, must be approved by our Nominating and Corporate Governance Committee. Any related party transaction in which an executive officer or a Director has a personal interest, or which could present a possible conflict under the Guide to Ethical Conduct, must be approved by a majority of disinterested directors, following appropriate disclosure of all material aspects of the transaction.

        Under the rules of the Securities and Exchange Commission, public issuers such as the Company must disclose certain "related person transactions." These are transactions in which the Company is a participant where the amount involved exceeds $120,000, and a Director, executive officer or holder of more than 5% of our common stock has a direct or indirect material interest. Although the Company engaged in commercial transactions in the normal course of business with companies where the Company's Directors were employed and served as officers, none of these transaction exceeded 1% of the Company's gross revenues and these transactions are not considered to be related party transactions.

Guide to Ethical Conduct

        We have adopted the Tyco Guide to Ethical Conduct, which applies to all employees, officers, and Directors of Tyco. The Guide to Ethical Conduct meets the requirements of a "code of ethics" as defined by Item 406 of Regulation S-K and applies to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, as well as all other employees. The Guide to Ethical Conduct also meets the requirements of a code of business, conduct and ethics under the listing standards of the New York Stock Exchange ("NYSE"). The Guide to Ethical Conduct is posted on our website at www.tyco.com under the heading "Corporate Citizenship—Governance". We will also provide a copy of the Guide to Ethical Conduct to shareholders upon request. We disclose any amendments to the Guide

32            2011 Proxy Statement

to Ethical Conduct, as well as any waivers for executive officers or Directors on our website at www.tyco.com under the heading "Corporate Citizenship—Governance."

Charitable Contributions

        The Board understands that its members, or their immediate family members, serve as directors, trustees, executives, advisors and in other capacities with a host of other organizations. If Tyco directs a charitable donation to an organization in which a Tyco Director, or their immediate family member, serves as a director, trustee, executive, advisor, or in other capacities with the organization, the Board must approve the donation. Any such donation approved by the Board will be limited to an amount that is less than 1% of that organization's annual charitable receipts, and less than 1% of Tyco's total annual charitable contributions.

2011 Proxy Statement            33

COMPENSATION OF NON-EMPLOYEE DIRECTORS

        Fiscal 2010 compensation for non-employee Directors consisted of an annual cash retainer of $80,000 and restricted stock units ("RSUs") with one year vesting terms and a value at grant of approximately $120,000. The lead Director and the Chair of the Audit Committee receive an additional annual fee of $20,000, and the Chairs of the Compensation Committee and the Nominating and Governance Committee each receive an additional annual fee of $15,000 in recognition of the responsibilities required in these roles. In addition, any member of a special committee of the Board receives meeting fees in an amount up to $1,500 per day for each special committee meeting that he or she attends. No such fees were paid in fiscal 2010. A Director who is also an employee receives no additional remuneration for services as a Director.

        For fiscal 2010 and for future years, the Company has changed the date on which it makes its director equity grant to align the date with the election of Directors at the Company's Annual General Meeting in March. Previously, equity grants had been made at the start of the fiscal year. As a result, the Company made an interim grant of RSUs to continuing directors to compensate them for six months of service between October 2009 and March 2010. Because Mr. Yost received his first equity grant in March 2009 and because Mr. Daniels was not a Board member during this time period, they did not receive this grant.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Mr. Michael E. Daniels	$43,736	$120,036	$40,000	$203,772
Mr. Timothy Donahue	$80,000	$180,043	$28	$260,071
Mr. Brian Duperreault	$80,000	$180,043	$10,000	$270,043
Mr. Bruce S. Gordon (L)(NC)	$115,000	$180,043	$10,000	$305,043
Mr. Rajiv L. Gupta (CC)	$95,000	$180,043	$20,356	$295,399
Mr. John A. Krol	$80,000	$180,043	$2,500	$262,543
Dr. Brendan R. O'Neill (AC)	$90,934	$180,043	—	$270,977
Mr. William S. Stavropoulos	$80,000	$180,043	$10,000	$270,043
Ms. Sandra S. Wijnberg	$80,000	$180,043	$3,912	$263,955
Mr. R. David Yost	$80,000	$120,036	$10,000	$210,036
Former Directors:
Mr. Jerome B. York	$45,330	$67,013	$118	$112,461

(L)=	Lead Director
(AC)=	Audit Committee Chair
(CC)=	Compensation Committee Chair
(NC)=	Nominating and Governance Committee Chair
(1)
Consists of meeting fees, as described above. Mr. Daniels was paid a prorated fee for his services for the period from March 10, 2010, when he joined the Board, through the end of the fiscal year. Mr. York was paid a prorated fee for his services as a Director for the period of the fiscal year during which he was a Director. Mr. York retired from the Board at the Annual General Meeting on March 10, 2010.

(2)
Reflects the fair value of the entire amount of awards granted to Directors in fiscal 2010 calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, excluding estimated forfeitures. As described above, Directors received an interim equity grant in October 2009 to compensate them for six months of service resulting from the change in grant date. The fair value of RSUs is computed by multiplying the total number of shares subject to the award by the closing market price of Tyco common stock on the date of

34            2011 Proxy Statement

  grant. RSUs granted to Board members generally vest on the anniversary of the grant date. Interim RSUs granted to Mr. York in October 2009 were modified to allow for immediate vesting upon his retirement from the Board in March 2010.

(3)
All other compensation includes the aggregate value of all matching charitable contributions made by the Company on behalf of the Director during the fiscal year. The Company matches the contributions of Directors made to qualifying charities up to a maximum of $10,000 per calendar year. For Mr. Gupta, two matching charitable contributions were made during fiscal 2010, but different calendar years. In addition, all other compensation includes the value of the discount on home security systems installed by the Company in Directors' homes and discounts on security monitoring services. These discounts did not exceed $356 for any Director in fiscal 2010. For Mr. Daniels, all other compensation includes $40,000 of fees paid to him in fiscal 2010 prior to his election at the Annual General Meeting. The Company invited Mr. Daniels to observe certain Board meetings prior to his election in March 2010 and agreed to pay fees in connection therewith.

2011 Proxy Statement            35

COMMITTEES OF THE BOARD

        The table below provides fiscal year 2010 membership and meeting information for each of the Board Committees.

Name	Audit	Nominating & Governance	Compensation & Human Resources	Date Elected to Board
Mr. Michael E. Daniels	X			03/10/2010
Mr. Timothy M. Donahue			X	03/13/2008
Mr. Brian Duperreault		X		03/25/2004
Mr. Bruce S. Gordon (L)(C)		X		01/13/2003
Mr. Rajiv L. Gupta (C)			X	03/10/2005
Mr. John A. Krol		X		08/06/2002
Dr. Brendan R. O'Neill (C)	X			03/06/2003
Dr. William S. Stavropoulos	X			03/08/2007
Ms. Sandra S. Wijnberg(1)			X	03/06/2003
Mr. R. David Yost			X	03/12/2009
Number of Meetings During Fiscal Year 2010(2)	10	8	9

(1)
Ms. Wijnberg's committee assignment changed from the Nominating & Governance Committee to the Compensation Committee in March 2010.

(2)
Includes joint committee meetings held during the fiscal year

(L) = Lead Director

(C) = Committee Chair

        During fiscal 2010, the full Board met nine times. All of our Directors attended over 75% of the meetings of the Board and the committees on which they served in fiscal 2010, with the exception of Mr. Stavropoulos, who attended 74% of such meetings. Mr. Stavropoulos would have met the 75% threshold but for his attendance at a funeral that coincided with the Annual General Meeting. The Board's governance principles provide that Board members are expected to attend each Annual General Meeting. At the 2010 Annual General Meeting, all of the current Board members were in attendance except Mr. Stavropoulos.

        Audit Committee.    The Audit Committee monitors the integrity of Tyco's financial statements, the independence and qualifications of the independent auditors, the performance of Tyco's internal auditors and independent auditors, Tyco's compliance with legal and regulatory requirements and the effectiveness of Tyco's internal controls. The Audit Committee is also responsible for retaining, subject to shareholder approval, evaluating, setting the remuneration of, and, if appropriate, recommending the termination of Tyco's auditors. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee operates under a charter approved by the Board. The charter is posted on Tyco's website at www.tyco.com and we will provide a copy of the charter to shareholders upon request. The Audit Committee held ten meetings during fiscal 2010. During 2010, the members of the Audit Committee were Mr. Daniels and Drs. O'Neill and Stavropoulos, each of whom is independent under NYSE listing standards and SEC rules for audit committee members. Dr. O'Neill is the chair of the Audit Committee. The Board has determined that each of Drs. Stavropoulos and O'Neill are audit committee financial experts.

        Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for identifying individuals qualified to become Board members, recommending to the Board the Director nominees for the Annual General Meeting of shareholders, developing and recommending to the Board a set of corporate governance principles, and playing a general leadership role in Tyco's

36            2011 Proxy Statement

corporate governance. In addition, the Nominating and Governance Committee oversees our environmental, health and safety management system and enterprise risk assessment activities. The Nominating and Governance Committee operates under a charter approved by the Board. The charter is posted on Tyco's website at www.tyco.com and we will provide a copy of the charter to shareholders upon request. The Nominating and Governance Committee held eight meetings during fiscal 2010, including one joint meeting with the Compensation and Human Resources committee. The members of the Nominating and Governance Committee in fiscal 2010 were Messrs. Krol, Gordon and Duperreault, each of whom is independent under NYSE listing standards. Ms. Wijnberg was also a member of the Committee until March 2010. In addition to being lead Director, Mr. Gordon also chairs this committee.

        Compensation and Human Resources Committee.    The Compensation Committee reviews and approves compensation and benefits policies and objectives, determines whether Tyco's officers, Directors and employees are compensated according to these objectives, and carries out certain of the Board's responsibilities relating to the compensation of Tyco's executives. The Compensation Committee operates under a charter approved by the Board. The charter is posted on Tyco's website at www.tyco.com and we will provide a copy of the charter to shareholders upon request. The Compensation Committee held nine meetings during fiscal 2010, including one joint meeting with the Nominating and Governance Committee. During 2010, the members of the Compensation Committee were Ms. Wijnberg and Messrs. Donahue, Gupta and Yost. Mr. Gupta is the chair of the Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee is independent under NYSE listing standards. In addition, each member is a "Non-Employee" Director as defined in the Securities Exchange Act of 1934 and is an "outside director" as defined in section 162(m) of the Internal Revenue Code. For more information regarding the Compensation Committee's roles and responsibilities, see the Compensation Discussion and Analysis.

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee during fiscal 2010 or as of the date of this proxy statement is or has been an officer or employee of the Company and no executive officer of the Company served on the compensation committee or board of any company that employed any member of the Company's Compensation Committee or Board of Directors.

Nomination of Directors and Board Diversity

        The Nominating and Governance Committee, in accordance with the Board's governance principles, seeks to create a Board that as a whole is strong in its collective knowledge and has a diversity of skills and experience with respect to vision and strategy, management and leadership, business operations, business judgment, crisis management, risk assessment, industry knowledge, accounting and finance, corporate governance and global markets. The Tyco Board does not have a specific policy regarding diversity. Instead, the Nominating and Governance Committee considers the Board's overall composition when considering a potential new candidate, including whether the Board has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of the Company's current and expected future needs. In addition, the Nominating and Governance Committee believes that it is desirable for new candidates to contribute to a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences.

        General criteria for the nomination of Director candidates include:

  •
  the highest ethical standards and integrity;

  •
  a willingness to act on and be accountable for Board decisions;

2011 Proxy Statement            37

  •
  an ability to provide wise, informed and thoughtful counsel to top management on a range of issues;

  •
  a history of achievement that reflects superior standards for themselves and others;

  •
  loyalty and commitment to driving the success of the Company;

  •
  an ability to take tough positions while at the same time working as a team player; and

  •
  individual backgrounds that provide a portfolio of experience and knowledge commensurate with the Company's needs.

        The Company also strives to have all non- employee Directors be independent. In addition to having such Directors meet the NYSE definition of independence, the Board has set its own more rigorous standard of independence. The Committee must also ensure that the members of the Board as a group maintain the requisite qualifications under NYSE listing standards for populating the Audit, Compensation and Nominating and Governance Committees. In addition, the Committee ensures that each member of the Compensation and Human Resources Committee is a "Non-Employee" Director as defined in the Securities Exchange Act of 1934 and is an "outside director" as defined in section 162(m) of the Internal Revenue Code.

        As provided in its charter, the Nominating and Governance committee will consider Director candidates recommended by shareholders. To recommend a Director candidate, a shareholder should write to Tyco's Secretary at Tyco's current registered address: Freier Platz 10, CH-8200 Schaffhausen, Switzerland. In any event, any such recommendation must include:

  •
  the name and address of the candidate;

  •
  a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above;

  •
  the candidate's signed consent to serve as a Director if elected and to be named in the proxy statement; and

  •
  evidence of share ownership.

        The recommendation must also include documentary evidence of ownership of Tyco common shares if the shareholder is a beneficial owner, as well as the date the shares were acquired, as required by the Company's Articles of Association.

        To be considered by the Nominating and Governance Committee for nomination and inclusion in the Company's proxy statement for the 2012 Annual General Meeting of Shareholders, shareholder recommendations for Director must be received by Tyco's Corporate Secretary no later than September 22, 2011. Once the Company receives the recommendation, the Company may deliver a questionnaire to the candidate that requests additional information about the candidate's independence, qualifications and other information that would assist the Nominating and Governance Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in the Company's proxy statement, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the Nominating and Governance Committee. No candidates were recommended by shareholders in connection with the 2011 Annual General Meeting.

        The Nominating and Governance Committee currently employs an unrelated search firm to assist the Committee in identifying candidates for Director. The Committee also receives suggestions for Director candidates from Board members. Eleven of our nominees for Director are current members of the Board. In evaluating candidates for Director, the Committee uses the qualifications described

38            2011 Proxy Statement

above, and evaluates shareholder candidates in the same manner as candidates from all other sources. Based on the Nominating and Governance Committee's evaluation of the current Directors, each nominee was recommended for election.

Executive Officers

        In addition to Mr. Breen, Tyco's Chief Executive Officer who also serves as Chairman of the Board and whose biographical information is set forth above, the executive officers of Tyco are:

        Christopher J. Coughlin—Mr. Coughlin, age 58, has been our Executive Vice President and Chief Financial Officer since March 2005. Prior to joining Tyco, Mr. Coughlin served as Chief Operating Officer at Interpublic Group. He joined Interpublic from Pharmacia Corporation, where he was Chief Financial Officer for six years. Mr. Coughlin also serves as a director of The Dun & Bradstreet Corporation and Covidien Ltd. On October 8, 2010, Mr. Coughlin notified the Company that he would resign as Executive Vice President and Chief Financial Officer effective as of the close of business on December 1, 2010, and he will advise the Company on certain projects until his retirement in 2011.

        Carol Anthony ("John") Davidson—Mr. Davidson, age 55, has been our Senior Vice President, Controller and Chief Accounting Officer since January 2004. Prior to joining Tyco, Mr. Davidson was employed by Dell Inc., where he served as Vice President, Audit, Risk and Compliance. While at Dell he also served in other senior capacities, including Chief Compliance Officer, Vice President and Corporate Controller. He joined Dell in 1997 from Eastman Kodak Company, where he worked 16 years in a variety of financial, accounting and auditing positions of increasing responsibility. Mr. Davidson serves as a director of DaVita, Inc.

        John E. Evard, Jr.—Mr. Evard, age 64, has been our Senior Vice President and Chief Tax Officer since December 2002. Prior to joining Tyco, Mr. Evard was Vice President, Tax of United Technologies Corporation from August 2000. Prior to joining United Technologies, Mr. Evard held a number of positions at CNH Global N.V. and its predecessor company, Case Corp., including Senior Vice President, Corporate Development, and General Tax Counsel from December 1989 to August 2000.

        Patrick Decker—Mr. Decker, age 46, has been President of Flow Control since May 2007 and was previously Chief Financial Officer of Tyco Engineered Products and Services and Tyco Plastics and Adhesives. Prior to joining Tyco in 2003, Mr. Decker spent 13 years serving in a series of key financial roles at Bristol-Myers Squibb, both in the United States and internationally. Mr. Decker began his career as an auditor for PricewaterhouseCoopers.

        Naren K. Gursahaney—Mr. Gursahaney, age 49, has been President of ADT Worldwide (now Tyco Security Solutions) since May 2007. Mr. Gursahaney joined Tyco in 2003 as Senior Vice President of Operational Excellence and became the President of Tyco Flow Control in January 2005 and President of the Tyco Engineered Products and Services segment in January 2006. Prior to joining Tyco, Mr. Gursahaney was the President and Chief Executive Officer of GE Medical Systems-Asia. During his ten year tenure at GE, Mr. Gursahaney held senior leadership positions in services, marketing and information management within the Medical Systems and Power Systems divisions and also worked at GE's corporate headquarters as the staff executive for the vice chairman and manager of business development. Prior to GE, Mr. Gursahaney spent four years with Booz Allen & Hamilton in Cleveland, Ohio and worked as an engineer for Westinghouse Electric Corporation in Baltimore, Maryland and Ashdod, Israel.

        George R. Oliver—Mr. Oliver, age 50, has been President of Tyco Fire Protection since September 2010. Prior to that he was President of Tyco Safety Products from 2006 to 2010, was named President of the Tyco Electrical & Metal Products business in March 2007, and assumed the leadership of International Fire (Fire Protection Services) in October 2009. Prior to joining Tyco in 2006, Mr. Oliver

2011 Proxy Statement            39

served in operational roles of increasing responsibility at several General Electric divisions, most recently as President and Chief Executive Officer of GE Water and Process Technologies.

        Arun Nayar—Mr. Nayar, age 60, is our Senior Vice President, Financial Planning & Analysis, Investor Relations and Treasurer. He joined Tyco as the Senior Vice President and Treasurer in March 2008 and was also the Chief Financial Officer of ADT Worldwide through October 2010. In October 2010, Mr. Nayar assumed expanded responsibilities as head of Tyco's Financial Planning & Analysis and Investor Relations groups. Prior to joining Tyco, Mr. Nayar spent six years at PepsiCo, Inc., most recently as Chief Financial Officer of Operations, and before that as Vice President and Assistant Treasurer of Capital Markets.

        Judith A. Reinsdorf—Ms. Reinsdorf, age 47, has been our Executive Vice President and General Counsel since March 2007. From October 2004 to February 2007, Ms. Reinsdorf served as Vice President, General Counsel and Secretary of C. R. Bard, Inc., a medical device company. Previously, she had served as Vice President and Corporate Secretary of Tyco from 2003 to 2004 and as Vice President and Associate General Counsel of Pharmacia Corporation from 2000 to 2003.

        Laurie A. Siegel—Ms. Siegel, age 54, has been our Senior Vice President, Human Resources and Internal Communications since January 2003. Ms. Siegel was employed by Honeywell International from 1994 to 2002, where she held various positions in Human Resources. After leading the compensation organization from 1994 to 1997, she served as Corporate Vice President of Human Resources until 1999. Thereafter, she served as Vice President of Human Resources in the Aerospace and Specialty Materials divisions. Ms. Siegel serves as a director of CenturyLink, Inc. and chairs its compensation committee.

        Frank S. Sklarsky—Mr. Sklarsky, age 53, has been our Executive Vice President and Chief Financial Officer since December 1, 2010. From November 2006, Mr. Sklarsky was the Executive Vice President and Chief Financial Officer of Eastman Kodak Company, a company that develops, manufactures and markets traditional and digital imaging products, services and solutions. From 2004 to 2006, Mr. Sklarsky served as Executive Vice President and Chief Financial Officer at ConAgra Foods, Inc., one of North America's leading packaged food companies. Earlier in his career, he spent 20 years with Chrysler in a series of senior financial leadership roles. Mr. Sklarsky has also served in other executive finance positions with Dell, Inc. and started his career with Ernst & Young. He is also a certified public accountant.

        Shelley Stewart, Jr.—Mr. Stewart, age 57, has been our Senior Vice President of Operational Excellence and Chief Procurement Officer since January 2006 and prior to that served as Vice President of Supply Chain Management. Before joining Tyco in 2003 Mr. Stewart was Senior Vice President of Supply Chain Management at Invensys plc and Vice President of Supply Chain Management with the Raytheon Company. He also spent 18 years with United Technologies Corporation where he held numerous senior level supply chain and operational positions. Mr. Stewart serves as a director of Cleco Corporation.

40            2011 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of shares of common stock beneficially owned as of December 31, 2010 by each current Director, nominee for Director, executive officer named in the Summary Compensation Table under "Executive Officer Compensation" and the Directors and executive officers of the Company as a group.

Beneficial Owner	Title	Number of Common Shares Beneficially Owned(1)	Percentage of Class
Edward D. Breen	Chairman and Chief Executive Officer	3,792,689(2)(3)(4)		*
Christopher J. Coughlin	Former Executive Vice President and Chief Financial Officer	702,597(3)(5)		*
Michael E. Daniels	Director	0		*
Timothy M. Donahue	Director	6,842(2)		*
Brian Duperreault	Director	18,826(2)		*
Bruce S. Gordon	Lead Director	26,482(2)(3)		*
Rajiv L. Gupta	Director	16,872(2)		*
Naren K. Gursahaney	President, Tyco Security Solutions	439,660(3)		*
John A. Krol	Director	29,454(2)(3)		*
George Oliver	President, Tyco Fire Protection	249,467(3)		*
Brendan R. O'Neill	Director	25,982(2)(3)		*
Dinesh Paliwal	Director Nominee	0		*
Judith A. Reinsdorf	Executive Vice President and General Counsel	174,424(3)		*
Frank S. Sklarsky	Executive Vice President and Chief Financial Officer	0
William S. Stavropoulos	Director	10,204(2)		*
Sandra S. Wijnberg	Director	25,982(2)(3)		*
R. David Yost	Director	14,911		*
All current Directors and executive officers as a group (22 persons)		6,713,541	1.4%

*
Less than 1.0%

(1)
The number shown reflects the number of common shares owned beneficially as of December 31, 2010, based on information furnished by the persons named, public filings and Tyco's records. A person is deemed to be a beneficial owner of common shares if he or she, either alone or with others, has the power to vote or to dispose of those common shares. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment authority with respect to the shares listed. To the extent indicated in the notes below, common shares beneficially owned by a person include common shares of which the person has the right to acquire beneficial ownership within 60 days after December 31, 2010. All current Directors and executive officers, as a group, were beneficial owners of approximately 1.4% of the outstanding common shares as of December 31, 2010. There were 478,040,808 Tyco common shares outstanding on such date (excluding shares held directly or indirectly in treasury).

(2)
Includes vested DSUs as follows: Mr. Breen, 956,833; Mr. Donahue, 5,479; Mr. Duperreault, 16,992; Mr. Gordon, 19,645; Mr. Gupta, 14,053; Mr. Krol, 19,645; Dr. O'Neill, 19,645; Dr. Stavropoulos, 8,091; and Ms. Wijnberg, 19,645. Distribution of the DSUs will occur upon the

2011 Proxy Statement            41

  earliest of (i) the termination of the individual from the Company or the Company's Board (other than for cause), (ii) 2017 (as required under recent U.S. tax law changes), and (iii) change in control of the Company. Upon such event, the Company will issue the number of Tyco common shares equal to the aggregate number of vested DSUs credited to the individual, including DSUs received through the accrual of dividend equivalents.

(3)
Includes the maximum number of shares for which these individuals can acquire beneficial ownership upon the exercise of stock options that are currently vested or will vest before March 1, 2011 as follows: Mr. Breen, 2,649,926; Mr. Coughlin, 578,039; Mr. Gordon, 4,974; Mr. Gursahaney, 397,464; Mr. Krol, 5,996; Mr. Oliver, 204,647; Dr. O'Neill, 4,974; Ms. Reinsdorf, 137,817; and Ms. Wijnberg, 4,974.

(4)
Includes 28,450 shares held in the Edward D. Breen 2008-1 Trust.

(5)
Includes 36,000 options held in the Christopher J. Coughlin 2008 Equity Trust.

        The following table sets forth the information indicated for persons or groups known to the Company to be beneficial owners of more than 5% of the outstanding common shares.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned		Percentage of Common Stock Outstanding on December 31, 2010
Capital World Investors 333 South Hope Street Los Angeles, CA 90071	38,232,750	(1)	8.0%
Dodge & Cox 555 California Street, 40th floor San Francisco, CA 94104	26,269,716	(2)	5.5%

(1)
The amount shown for the number of common shares over which Capital World Investors exercised investment discretion was provided pursuant to the Schedule 13G/A dated February 10, 2010 that it filed with the SEC, indicating beneficial ownership as of December 31, 2009.

(2)
The amount shown for the number of common shares over which Dodge & Cox exercised investment discretion was provided pursuant to the Schedule 13G dated February 12, 2010 that it filed with the SEC, indicating beneficial ownership as of December 31, 2009.

42            2011 Proxy Statement

EXECUTIVE OFFICER COMPENSATION REPORT

Compensation Discussion and Analysis

Introduction

        The Compensation Discussion and Analysis section of this Proxy Statement discusses and analyzes the executive compensation program for the named executive officers of Tyco in fiscal 2010: Edward D. Breen, the Chairman and Chief Executive Officer; Christopher J. Coughlin, the Executive Vice President and Chief Financial Officer through December 1, 2010; George R. Oliver, President, Safety Products and Electrical & Metal Products; Naren K. Gursahaney, President, ADT Worldwide; and Judith A. Reinsdorf, Executive Vice President and General Counsel. Subsequent to the end of our fiscal year, on December 1, 2010, Mr. Coughlin stepped down from his position as Executive Vice President and Chief Financial Officer. Effective the same date, Mr. Frank J. Sklarsky became the Executive Vice President and Chief Financial Officer.

        The Company's executive compensation programs are based on the philosophy that they must: (i) reinforce the Company's business objectives and the creation of long-term shareholder value; (ii) provide for performance-based reward opportunities that support growth and innovation without encouraging or rewarding excessive risk; (iii) align the interests of executives and shareholders by weighting a significant portion of compensation on sustained shareholder returns through long-term performance programs; (iv) attract, retain and motivate key executives by providing competitive compensation with an appropriate mix of fixed and variable compensation, short-term and long-term incentives, and cash and equity based pay; and (v) recognize and support outstanding individual performance and behaviors that demonstrate our core values—Integrity, Excellence, Teamwork and Accountability.

Fiscal 2010 Executive Summary

        Overall, the Company performed well in fiscal 2010, exceeding expectations in some areas and meeting them in others. Although the global economic recession continued to impact certain of the Company's businesses, the service-based portion of our businesses continued to grow. Revenue in fiscal 2010 increased $134 million, or 0.8%, from fiscal 2009, driven primarily by a 3.7% favorable impact from changes in foreign currency exchange rates (about half of the Company's revenues are generated outside of the U.S.). Excluding the impact of currency movements, revenue fell from last year; the decrease in revenue was primarily driven by volume declines in Flow Control's valves business and weakness in commercial end markets, which drive Fire Protection Services' systems installation and product revenues. Although net revenue decreased, the contribution of service revenue to overall revenue grew to 41%. Service revenues are principally derived from the ADT Worldwide and Fire Protection Services businesses, and represent a predictable and consistent source of revenue. Operating income during fiscal 2010 was $1.6 billion, compared to an operating loss of $1.5 billion during fiscal 2009. Operating income in fiscal 2009 was negatively affected by goodwill and intangible asset impairment charges of approximately $2.7 billion and legacy legal settlement charges of approximately $125 million. The improvement in the Company's operating income in 2010 primarily reflected efficiencies from cost containment actions taken during the economic downturn and restructuring actions in prior years. From a cash perspective, the Company ended fiscal 2010 with a cash balance of $1.8 billion, and generated approximately $2.6 billion of cash from operating activities.

        Operationally, the Company made significant progress during 2010:

  •
  Cost management remained a top priority. Throughout the year, the Company remained active in identifying and executing cost containment initiatives and restructuring programs. These actions helped offset the impact of the revenue decline described above and contributed to the improvement in the Company's operating margins.

2011 Proxy Statement            43

  •
  The Company continued to invest in its businesses to strengthen its long-term competitive capabilities for both products and services. For example, capital spending levels grew modestly during fiscal 2010, as they have throughout the economic downturn, and a high percentage of this spending was directed toward research and development and other investments that are expected to grow service revenue. As a result of this type of investment, ADT Worldwide was able to introduce its ADT Pulse interactive security services product in test markets during the year.

  •
  The Company also executed on its acquisition strategy, acquiring Broadview Security in May 2010. This acquisition increases the Company's recurring revenue base, brings additional capabilities and capacity to generate new high quality accounts and expands the Company's install and service expertise.

  •
  The Company continued to focus its efforts on increasing its presence in emerging markets such as China, India, Brazil and the Middle East. In December 2009, the Company acquired two valve manufacturers in Brazil, which expands and complements Flow Control's product offerings and market position in South America.

  •
  The Company completed the last major portion of its portfolio refinement efforts when it reached an agreement to sell a majority stake in its Electrical and Metal Products business. Earlier in the year, ADT Worldwide completed the sale of its French security business and Flow Control completed the sale of its European water business. These dispositions are expected to improve operating margins, decrease volatility in financial results and allow the Company to focus more intensely on its three core businesses.

  •
  The Company continued to generate solid cash flow. As described above, the Company used its cash to make growth oriented investments and acquisitions. The Company also returned $1.3 billion through share repurchases and dividends.

  Pay for Performance

        The actions described above were undertaken in an effort to position the Company for long-term sustainable growth. The Company's executive compensation programs are aligned with these initiatives, and have been designed to pay commensurate with the level of performance generated. This philosophy is most evident in the mix of pay used to compensate our executives. For our Chief Executive Officer, approximately 70% of targeted direct pay (which excludes fluctuations in pension value and perquisites) in fiscal 2010 was conveyed in the form of long-term equity awards, and 17% was conveyed in the form of a targeted annual performance bonus. Of the equity component, 50% of the awards were performance share units, which will expire as worthless if the Company's performance through fiscal 2012 is not within the upper 65% of the companies comprising the S&P 500 Industrials Index. The other 50% of the equity award was in the form of stock options, the value of which corresponds directly to increases and decreases in the Company's stock price. As described below, fiscal 2010 compensation for our other named executive officers was also heavily weighted with long-term equity-based compensation, the ultimate value of which depends on Company performance.

        As discussed above, the Company's performance in fiscal 2010 exceeded expectations. As a result, annual performance bonuses paid out above target. However, over a three year period, the Company's stock price did not perform as well as peers. As a result, performance share units granted in July 2007 expired in 2010 with no realized value, and stock options granted at the same time are currently out of the money. Only restricted stock units that were granted in July 2007 have provided value to this point in time. The table below graphically illustrates this point. It shows the connection between the Company's performance and our Chief Executive Officer's compensation over the corresponding time periods. The table shows the "at risk" portion of our Chief Executive Officer's compensation, which represents over half of his compensation, for the one and three year periods that ended on

44            2011 Proxy Statement

September 24, 2010. The one year period is represented by the fiscal 2010 annual performance bonus and the three-year period is represented by long-term equity awards granted to the Chief Executive Officer for fiscal 2008.

        Mr. Breen became our Chairman and Chief Executive Officer in July 2002, and long-term equity incentive awards have consistently been a substantial part of his compensation since he was hired. Mr. Breen was hired at a time of uncertainty for the Company, and his compensation was heavily weighted with stock options and other equity awards that aligned his interests with the Company's performance. Until recently, Mr. Breen has not exercised options or sold any of his other vested equity awards since he joined the Company (other than for taxes). Because the ten-year term of the stock options granted in 2002 is nearing expiration, Mr. Breen recently entered into a Rule 10b5-1 trading plan as part of his personal long-term financial, estate and tax planning strategy. The plan allows for the orderly liquidation of his stock options prior to their expiration in 2012. Assuming that all of Mr. Breen's options are exercised and the underlying shares are sold, Mr. Breen would retain a substantial equity position in the Company.

2011 Proxy Statement            45

  Compensation Governance

        The Company's philosophy is to pay for performance. The Company recognizes that in order to execute on this philosophy, a strong governance framework is required. Accordingly, the Company's compensation programs are characterized by the following compensation governance features:

  •
  Variable compensation is heavily weighted on long-term incentives to align compensation with sustained shareholder returns. In fiscal 2010, one hundred percent of long-term incentive awards for named executive officers were performance-based equity (stock options and performance share units).

  •
  Incentive awards are contingent on achieving targets that are established and approved by the Compensation Committee at the beginning of the applicable performance period. All awards are assigned thresholds that define a minimum level of achievement before they pay out, and all award payments are capped at 200% of target.

  •
  The Compensation Committee is comprised solely of independent directors. The Committee's independent consultant, Exequity, provides no other services to the Company and has no prior relationship with any of the named executive officers.

  •
  The peer group of companies used to benchmark executive compensation levels is carefully reviewed at least annually by the Compensation Committee with input from its independent consultant. Changes to the peer group require Compensation Committee approval.

  •
  The Compensation Committee annually completes a risk assessment of the Company's executive and broad-based compensation programs to evaluate whether they drive behaviors that are demonstrably within the risk management parameters it deems prudent.

  •
  A "double-trigger" is required before severance benefits are paid or equity acceleration occurs in connection with a change in control event (other than for the Chief Executive Officer). Named executive officers are not entitled to excise tax gross-ups (other than the Chief Executive Officer). For our Chief Executive Officer, the terms of the employment agreement that he entered in 2002 govern in these scenarios.

  •
  The Company eliminated tax gross-ups on supplemental benefits for all named executive officers effective January 1, 2010. Effective December 2010, supplemental life, disability and long-term care benefits have been discontinued for new executives.

  •
  Other than the Chief Executive Officer, the Company does not provide any pension plans for its named executive officers.

  •
  The Company maintains a robust share ownership and retention policy. Named executive officers are required to achieve minimum stock ownership levels (two to ten times base salary) and comply with share retention guidelines (25%-75% upon exercise or vesting of awards).

  •
  The Company maintains an expansive pay recoupment policy to claw back compensation earned as a result of fraudulent or illegal conduct. We expect to modify the policy upon implementation of the Dodd-Frank Act to comply with applicable regulations.

  •
  Under the Company's insider trading policy, employees, including named executive officers, are prohibited from speculating in Company securities or engaging in transactions designed to hedge their ownership interests.

        The features described above are important components of the Company's executive compensation governance framework. The sections that follow provide more detailed information regarding the governance framework, as well as more information regarding the pay elements used in the compensation of our named executive officers.

46            2011 Proxy Statement

Process Overview: How the Compensation Committee Designs and Establishes Executive Compensation

        The Compensation Committee evaluates many factors when designing and establishing executive compensation plans and targets. In determining the appropriate compensation of individual named executive officers, the Compensation Committee considers critical data including the relative complexity and importance of the executive's role within the organization, the executive's experience, record of performance and potential, the compensation levels paid to similarly positioned executives at our peer group companies, and internal pay equity considerations.

        Each year, the Compensation Committee reviews the composition of the Company's peer group with the assistance of its independent compensation consultant to ensure that it aligns with the Company's size and lines of businesses. Any change to the peer group is subject to the Compensation Committee's approval. The peer group is drawn from companies in the S&P 500 Index, and the Compensation Committee analyzes up to 17 factors in determining inclusion, including rank within the S&P 500 Index, overlapping business lines, number of employees, and various performance and financial measures. During fiscal 2010, the Compensation Committee updated the peer group to replace four companies (FedEx, UPS, L3 Communications and Masco Corp.) with five peers that are deemed to be more similar to the Company. The five additions are highlighted in the table below. The change did not have any significant affect on median levels of compensation for the peer group. The peer group now consists of 17 industrial and service companies that reflect the competitive landscape in which Tyco operates. It also takes into account the diverse nature of the Company's operations, which are a blend of world-class manufacturing capabilities and premier service delivery.

        In addition to the peer group, summary statistical information about general industry practices (excepting those of financial service companies) is another source of executive compensation market data for the Committee. The Company's talent strategy calls for both the development of internal leadership and the recruitment of highly experienced leaders from outside the Company. Tyco does not position executive pay to reflect a single percentile within the peer group, but broadly targets the 50th percentile for base salaries and performance-based pay at or slightly above the 50th percentile. Although these benchmarks represent useful guidelines, the Compensation Committee exercises discretion in setting individual executive compensation packages so that they appropriately reflect the value and expected contributions of each executive to the Company, as well as the executive's leadership, commitment to our values, and potential for advancement.

        The Company believes that one of most important features of a compensation program that pays for performance is an appropriate weighting of pay elements that align management's interest with those of shareholders. As a result, the Compensation Committee places the greatest proportion of executive pay in long-term equity compensation for named executive officers, with the aim of tying the executive's realized pay to sustained shareholder returns. It also places a significant portion of cash compensation in the form of performance bonuses. In fiscal 2010, approximately 71% of targeted direct pay for our Chief Executive Officer, and approximately 74% for the rest of our named executive officers, was in the form of long term equity awards. Additionally, over 50% of targeted cash compensation for our Chief Executive Officer and the rest of our named executive officers was in the form of an annual performance bonus.

2011 Proxy Statement            47

        The chart below summarizes with respect to our named executive officers the distribution of total compensation by pay element for fiscal 2010. The information summarized shows all elements of compensation, including elements that do not comprise targeted direct pay, and consists of each named executive officer's base salary and target bonus opportunity during the fiscal year; the grant date fair value of stock options and performance share units; the value of Mr. Breen's change in pension benefits from September 2008 to September 2009, and the value of all other compensation provided to the executive at the end of the preceding fiscal year. The value of the change in Mr. Breen's pension benefit is included for completeness. It does not represent a targeted element of direct pay because the actuarial value of the benefit is based on market factors beyond the control of Mr. Breen or the Compensation Committee. In the case of all other compensation and pension benefit changes, the previous year's value is used because the final value is not determined until after the end of the fiscal year during which the compensation is paid.

        In fiscal 2010, Mr. Coughlin received an equity grant that was two times the targeted annual amount of the grant. He did not receive an equity grant in fiscal 2011. The reason for overweighting the fiscal 2010 grant was to provide Mr. Coughlin an incentive to remain employed with the Company through October 2011, as Mr. Coughlin became retirement eligible in March 2009. As previously announced, Mr. Coughlin stepped down from the role of Chief Financial Officer effective December 1, 2010. He will advise the Company on certain projects until his retirement in 2011.

Elements of Compensation

        When determining executive compensation, the Compensation Committee focuses on four primary categories of compensation, which are described in more detail below. Each year, the Compensation Committee completes a comprehensive review of these elements utilizing tally sheets prepared by company management for each named executive officer. Tally sheets identify the value of each pay element, including base salary, annual bonus, sign-on or other cash payments, long-term incentives, and benefit and perquisite payments, and help the Compensation Committee to better understand the effect that changing any discrete pay element will have on the total compensation provided to each executive. This data also clearly illustrates the effect that changing the core compensation elements will have on our competitive positioning. Tally sheets also reveal how well each pay element is aligned with our compensation philosophy and objectives, and show the value of all compensation elements under multiple termination scenarios.

48            2011 Proxy Statement

Base Salary

        Base salary recognizes the value of an individual to Tyco based on his/her role, skill, performance, contribution, leadership and potential. It is critical in attracting and retaining executive talent in the markets in which we compete for talent. Base salaries are reviewed annually by both the Compensation Committee and the Board. During fiscal 2010 there were no salary increases for our named executive officers.

Annual Incentive Compensation

        Annual incentive compensation for our named executive officers is paid in the form of an annual performance bonus under the Company's 2004 Stock and Incentive Plan (the "2004 SIP"). Annual incentive compensation rewards the named executive officers for their execution of the operating plan and other strategic initiatives, as well as for financial performance that benefits the Company's business and drives long-term shareholder value creation. It places a meaningful proportion of total cash compensation at risk, thereby aligning executive rewards with the Company's financial results. It also offers an opportunity for meaningful pay differentiation tied to the performance of individuals and groups.

        In the first quarter of fiscal 2010, the Compensation Committee established performance measures and targets for the Company (and for each group, division and business segment), and they set a minimum performance threshold of $450 million in net income (adjusted for (i) business acquisitions and disposals, (ii) debt refinancing, (iii) legacy legal and tax matters, (iv) goodwill and intangible asset impairments, (v) tax law changes, (vi) discontinued operations and (vii) changes in accounting) that had to be met for named executive officers to receive any bonuses for the year. The impact of these adjustments was not significant to the determination of whether the minimum threshold was met. These metrics were also approved by the independent members of the Board. The Compensation Committee also approved individual maximum bonus amounts for each Senior Officer of 0.5% of adjusted net income for Mr. Breen, subject to a cap of $5.0 million and 0.25% of adjusted net income for Messrs. Coughlin, Gursahaney and Oliver, and Ms. Reinsdorf, subject to a cap of $2.5 million. The Compensation Committee further established target and maximum values as a percentage of base salary. Target incentive opportunities ranged from 80% to 125% of base salary for fiscal 2010. Potential payouts ranged from 0% to 200% of the target incentive opportunity. The performance measures approved for the corporate and group levels of the organization were also established in the first quarter of fiscal 2010 and were used by the Compensation Committee and the Board as a guideline in exercising negative discretion to determine final bonuses for named executive officers. These measures are described in the table below.

2011 Proxy Statement            49

 Fiscal 2010 Annual Incentive Compensation Design Summary

Performance Measure		Weights	Performance Target	Actual Performance
Messrs. Breen and Coughlin, and Ms. Reinsdorf
•	Earnings per Share from continuing operations before special items ("EPS")	45%	$2.53 per share	$2.73 per share
•	Adjusted Free Cash Flow ("Adjusted FCF") before special items	45%	$1.00 billion	$1.57 billion
•	Total Revenue (excluding Electrical and Metal Products revenue)	10%	$15.85 billion	$15.91 billion
Mr. Oliver
•	Corporate split equally between Earnings Per Share and Adjusted FCF	20%	See above	See above
•	Combined Operating Income of Safety Products, Electrical and Metal Products and the International Fire business before special items	35%	$429 million	$465 million
•	Combined Revenue of Safety Products, Electrical and Metal Products and the International Fire business	15%	$2.75 billion	$2.87 billion
•	Safety Products Working Capital Days	10%	86.0 days	78.3 days
•	Electrical and Metal Products Working Capital Days	10%	80.6 days	92.7 days
•	International Fire Adjusted Free Cash Flow before special items	10%	$79 million	$129 million
Mr. Gursahaney
•	Corporate split equally between Earnings Per Share and Adjusted FCF	20%	See above	See above
•	ADT Worldwide Operating Income before special items	35%	$1.05 billion	$1.12 billion
•	ADT Worldwide Adjusted FCF before special items	30%	$0.92 billion	$1.17 billion
•	ADT Worldwide Total Revenue	15%	$7.29 billion	$7.33 billion

        Description of Performance Measures:    For compensation purposes, EPS from continuing operations, Adjusted FCF, and operating income are adjusted to exclude the effects of events that the Compensation Committee deems do not reflect the performance of the named executive officers. The categories of special items are identified at the time the performance measure is approved at the beginning of the fiscal year, although the Compensation Committee may at its discretion make adjustments during the fiscal year. Special items include gains, losses or cash outlays that may mask the underlying operating results and/or business trends of the Company or business segment, as applicable. For fiscal 2010, the approved categories of adjustments included adjustments related to (i) business acquisitions and disposals; (ii) debt refinancing; (iii) legacy legal and tax matters, (iv) goodwill and intangible asset impairments, (v) tax law changes, (vi) certain unbudgeted capital expenditures; (vii) restructuring charges; and (viii) realignments of segment and corporate costs. At the beginning of the fiscal year, the Compensation Committee also decided that it would be appropriate to limit the effects of the volatility inherent in the Electrical and Metal Products business segment on the performance measures applicable to the corporate level. For compensation purposes, this had the effect of increasing the Company's Adjusted FCF. Adjusted FCF is calculated by first adjusting cash flow from operations by removing the effects of the sale of accounts receivable programs, cash paid for purchase accounting and holdback liabilities, and voluntary pension contributions and then deducting net capital expenditures (including accounts purchased from the ADT dealer network), and then adding back the special items that increased or decreased cash flows. Working capital days are generally calculated by dividing annualized average working capital by revenue of the applicable unit.

        The table below shows the maximum and target annual incentive compensation opportunities for fiscal 2010, and the actual payments earned by each of our named executive officers. These amounts are reported in the "Non-Equity Incentive Plan Compensation" column of the "Summary Compensation" table.

50            2011 Proxy Statement

 Fiscal 2010 Performance Bonus Summary

Named executive officer	Maximum(1)	Target	Actual
Edward Breen	$4,062,500	$2,031,250	$4,062,500
Christopher Coughlin	$1,600,000	$800,000	$1,600,000
George Oliver	$1,200,000	$600,000	$1,200,000
Naren Gursahaney	$1,120,000	$560,000	$1,080,800
Judith Reinsdorf	$840,000	$420,000	$840,000

(1)
In December 2009, the Compensation Committee established and the Board approved potential maximum annual incentive compensation payouts of 0.50% of adjusted net income for Mr. Breen, subject to a cap of $5.0 million imposed by the 2004 SIP, and 0.25% for the other named executive officers, subject to a cap of $2.5 million. The Compensation Committee further established a maximum payout of 200% of target incentive opportunity.

        The Board approved award payouts for each of our named executive officers in November 2010. The Board approved the payments based on the achievement of the minimum adjusted net income performance threshold of $450 million, and the achievement of the quantitative performance measures shown in the "Fiscal 2010 Annual Incentive Compensation Design Summary" table above.

Long-Term Incentive Awards

        As discussed above, a key element in the compensation of our named executive officers is long-term equity incentive awards ("LTI compensation"), which tie a significant portion of compensation to Company performance. The Compensation Committee believes that LTI compensation serves the Company's executive compensation philosophy in several ways. It helps attract, retain and motivate talent. It aligns the interests of the named executive officers with the interests of shareholders by linking a significant portion of the officer's total pay opportunity to share price. It provides long-term accountability for named executive officers, and it offers the incentive of performance-based opportunities for capital accumulation in lieu of a pension plan for most of the Company's executive management. For a description of the material terms of stock options and performance share units granted for fiscal 2010 under the 2004 SIP, see the narrative following the "Grants of Plan-Based Awards" table.

Fiscal 2010 Annual Equity Award

        Since the Company separated its healthcare (Covidien) and electronics (Tyco Electronics) businesses in 2007 (the "Separation"), the Compensation Committee has implemented a multi-year plan to better align the compensation of the Company's executives with the post-Separation peer group. From fiscal 2008 to fiscal 2010, the Compensation Committee reduced LTI award levels for named executive officers by an average of approximately 25% on an annualized basis, based on grant date fair value. In fiscal 2010, our named executive officers and other key leaders received one-half of their long-term equity awards in stock options and the other half in performance share units. These awards are 100% linked to shareholder value creation. The stock options will vest ratably over a four-year period and will only return value if the Company's stock price appreciates. Performance share units will pay out at the end of their three-year performance period only if Tyco's total shareholder return is within the upper 65% of the S&P 500 Industrials Index.

Fiscal 2011 Annual Equity Award

        For fiscal 2011, the Compensation Committee retained the same mix of performance share units and stock options for the Chief Executive Officer and added restricted stock units as a component of LTI compensation for our other named executive officers (other than Mr. Coughlin, who did not receive a grant for fiscal 2011). After careful consideration of industry trends and the performance of

2011 Proxy Statement            51

previously granted awards, the Compensation Committee added restricted stock units to help balance the volatility inherent in stock options and performance share units with the retentive value of restricted stock units for key executives. For named executive officers other than the Chief Executive Officer, performance share units and stock options each comprised 40% of the overall award and restricted stock units comprised 20%. For the Chief Executive Officer, the Compensation Committee determined that it was appropriate to maintain 100% alignment with shareholder returns through performance-based equity grants. It therefore maintained the 50-50 mix of stock options and performance share units for the fiscal 2011 grant for Mr. Breen. With respect to the 2011 performance share units, the Compensation Committee introduced an additional performance measure to the program design. In addition to the existing total shareholder return component, the 2011 plan includes a cumulative earnings per share measure over the same three-year period to which the total shareholder return measure applies. The Compensation Committee believes that this combination of relative and absolute measure best focuses management on the measures that drive shareholder value.

Executive Benefit Plans and Other Elements of Compensation

        All of our named executive officers are eligible to participate in the benefit plans that are available to substantially all of our other U.S. employees. These benefit programs include Tyco's tax-qualified 401(k) Retirement Savings and Investment Plans ("RSIPs") and its medical insurance, dental insurance, life insurance, long-term disability and long-term care plans. The retirement programs at Tyco do not include active defined benefit plans for our named executive officers or for other U.S. executives, except that Mr. Breen is entitled to pension benefits under his employment agreement. Besides the plans that are available to substantially all of its U.S. employees, Tyco offers additional limited perquisites and other benefits to its named executive officers and certain other senior executives. These perquisites and benefits are competitive with those provided to similarly situated executives and consistent with our overall compensation philosophy. They are designed to ensure that we can effectively retain our named executive officers and compete for new talent while containing costs and administrative burdens. These additional benefits primarily consist of:

  •
  Tyco's Supplemental Savings and Retirement Plan (the "SSRP");

  •
  supplemental insurance benefits (executive life, disability and long-term care);

  •
  a cash perquisite allowance program; and

  •
  use of the corporate aircraft.

  Tyco Supplemental Savings and Retirement Plan

        This is a deferred compensation plan that permits the elective deferral of base salary and performance-based bonus for all executives earning more than $110,000 per year. However, not all executives eligible to participate in the SSRP elect to do so. The SSRP provides our executives with the opportunity to:

  •
  contribute retirement savings in addition to amounts permitted under the RSIPs;

  •
  defer compensation on a tax-deferred basis and receive tax-deferred market-based growth; and

  •
  receive any Company contributions that were reduced under the RSIPs due to IRS compensation limits.

  Other Supplemental Insurance Benefits

        These programs provide life insurance, long-term disability insurance and long-term care insurance to certain executives. Our executive life insurance program typically provides a death benefit equal to approximately two times base salary, and allows the named executive officer to elect to pay additional premiums into the plan. Our executive disability insurance program ensures salary continuation above the $15,000 monthly benefit limit provided by our broad based disability plan. The executive long-term

52            2011 Proxy Statement

care insurance program covers certain executives and their spouses in the event of chronic illness or disability. Under the program, Tyco pays the long-term care premium for 10 years, after which the insurance is fully paid. If the executive leaves prior to the end of the 10-year payment period, he or she has the option to continue making the premium payments to maintain the coverage.

        On January 1, 2010, Tyco ceased the practice of paying tax gross-ups for its senior executives on life insurance and long-term disability insurance programs, as the Compensation Committee determined that this benefit was not in line with best practices. Senior executives can elect to continue to receive supplemental insurance benefits at their expense when they leave the Company. In limited instances, Tyco is responsible for paying the Company's cost of the supplemental insurances for Mr. Breen if he is terminated, as set forth in his employment agreement. Effective December 2010, the Company will no longer make premium payments for the supplemental life, disability and long-term care benefits described above for newly hired or promoted executives.

  Cash Perquisite Allowance Plan

        Our cash perquisite plan provides our named executive officers with a cash payment equal to 10% of their annual base salary, up to a maximum annual benefit of $70,000, in lieu of more traditional perquisite benefits. Named executive officers receive their cash perquisite allowance in four quarterly installments. We do not restrict the types of expenses to which the allowance can be applied. There are no gross-ups paid with respect to this benefit. The Compensation Committee periodically reviews the perquisite allowance provided to senior executives in the context of their total remuneration package. The Compensation Committee has determined that the plan is within an appropriate range of competitive compensation practices of similar companies identified in industry survey data.

  Use of Corporate Aircraft

        Mr. Breen and the other senior executives may use corporate aircraft or chartered aircraft for business travel. Mr. Breen is the only executive pre-approved to use Company aircraft for non-business purposes, although other named executive officers may do so, by exception, if expressly approved by Mr. Breen. There are no gross-ups paid with respect to Mr. Breen's personal use of aircraft.

Change in Control and Severance Benefits

        We believe that our employment and severance arrangements are essential in attracting and retaining the executive talent necessary to manage our diverse businesses, and are competitive with those provided to executive officers at other large companies publicly traded in the U.S. Mr. Breen's employment agreement provides for benefits if he is terminated in connection with a change in control or under other specified circumstances, and the information in the tables below reflects the terms of the agreement.

        For our other named executive officers, who do not have employment agreements, the Tyco International Severance Plan for U.S. Officers and Executives (the "Severance Plan") and the Tyco International Change in Control Severance Plan for Certain U.S. Officers and Executives (the "CIC Severance Plan") generally govern the benefits that accrue upon termination. As described below, a "double trigger" is required under the CIC Severance Plan before most benefits become available to the executives covered by that plan.

        The table below summarizes the key terms and provisions of the severance plans that are currently in effect. Refer to the "Potential Payments Upon Termination and Change in Control" table for the estimated dollar value of the benefits available under the severance plans in effect as of our fiscal year-end.

2011 Proxy Statement            53

Severance Arrangements Not in Connection with a Change in Control

Description	Chief Executive Officer	Named Executive Officers
Governing document:	Employment agreement.	Severance Plan. For equity awards, both the Severance Plan and individual award agreements.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------
Termination events triggering severance cash benefits and benefits continuation:	• Involuntary termination without Cause, other than for death or disability.	Involuntary termination other than Cause, permanent disability or death.
• Termination by Mr. Breen for Good Reason.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------
Severance cash benefit:	Two times base salary and two times higher of target annual bonus or most recent annual bonus payment. The multiplier on the cash benefit is reduced from two times to 1.5 times at age 62 and further reduced to 1.0 times at age 63 or older.	Two times base salary and two times target annual bonus.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------
Executive must sign release to receive severance benefits:	Yes.	Yes.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------
Health and welfare benefits continuation:	Continued participation in the Company's health and welfare plans over the same time period for which severance is payable, subject to an 18 month limit on continuation of medical benefits. If Mr. Breen's severance period is greater than 18 months, an equivalent cash payment is made for the monthly COBRA premium cost of the coverage multiplied by the number of months by which the severance period exceeds 18 months, with a tax gross-up on such amounts.	Twelve months from date of termination for medical and dental and health care reimbursement account benefits only, if the executive does not commence employment with another company during the severance period. The executive will also be entitled to a cash payment equal to the projected value of the employer portion of medical and dental benefit premiums for an additional 12 month period.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------
Pension benefits consisting of accrued amounts in supplemental retirement plans:	Voluntary termination by Mr. Breen without Good Reason or termination by the Company with Cause prior to age 60—vested pension benefits are subject to a reduction; otherwise, no reduction.	N/A.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------
Prorated bonus in year of termination:	Yes, subject to applicable performance conditions.	At the Company's discretion and per the terms of the applicable incentive plan.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------

54            2011 Proxy Statement

Description	Chief Executive Officer	Named Executive Officers
Equity treatment:	All awards vest in full upon an involuntary termination without Cause, a termination for Good Reason or death or disability:	Substantially all of the individual award agreements are consistent with the terms and conditions of the Severance Plan, which provides that, upon an involuntary termination without Cause:

•       Options remain exercisable for the remainder of their term.

•       Upon death or disability, performance share units vest on a pro rata basis and options remain exercisable until the earlier of the original expiration date of the option or the third anniversary of termination.

•       Performance share units vest, but remain subject to performance criteria.

•       Outstanding stock options continue to vest for 12 months.

•       The executive has 12 months (or 36 months in the case of retirement eligible employees) to exercise vested stock options, subject to the original term.

•       All unvested RSUs are forfeited.

•       Performance share units are forfeited unless the executive is retirement eligible, in which case all or a portion of the shares which vest remain subject to performance criteria.

-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------
Outplacement assistance:	No.	At Company's discretion for up to 12 months.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------
Restrictive covenants:

•       Prohibited from soliciting customers and employees of Tyco for one year from the date of termination.

•       Prohibited from competing with Tyco for one year from the date of termination (two years with respect to a competing business that generates more than 30% of its gross revenues from the security business).

•       Subject to confidentiality and non-disparagement covenants.

•       Prohibited from soliciting customers and employees of Tyco for two years from the date of termination.

•       Prohibited from competing with Tyco for one year from the date of termination.

•       Subject to confidentiality and non-disparagement covenants.

-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------

        Mr. Breen's employment agreement generally defines "Cause" as:

  •
  Indictment for a felony other than one stemming from liability that is based on acts of the Company for which Mr. Breen is responsible solely as a result of his office(s) with the Company. This exception applies provided that (i) he was not directly involved in such acts and either had no prior knowledge of such intended actions or, upon obtaining such knowledge, promptly acted reasonably and in good faith to attempt to prevent the acts causing such liability; or (ii) after

2011 Proxy Statement            55

    consulting with the Company's counsel, he reasonably believed that no law was being violated by such acts; or

  •
  Termination evidenced by a resolution adopted in good faith by at least two-thirds of the members of the Board. Such resolution must conclude that Mr. Breen intentionally and continually failed substantially to perform his reasonably assigned duties with the Company (other than a failure resulting from his incapacity due to physical or mental illness or from the assignment to Mr. Breen of duties that would constitute "Good Reason"), which failure has continued for a period of at least 30 days after a written notice of demand for substantial performance, signed by a duly authorized member of the Board, has been delivered to Mr. Breen specifying the manner in which Mr. Breen has failed substantially to perform; or intentionally engaged in conduct which is demonstrably and materially injurious to the Company; provided, however, Mr. Breen has been given a detailed notice of the termination under this paragraph and he has been given the opportunity to be heard in person by the Board.

        Mr. Breen's employment agreement generally defines "Good Reason" as any of the following events:

  •
  Assignment to Mr. Breen of any duties inconsistent in any material respect with his position (including titles and reporting relationships), authority, duties or responsibilities as contemplated by the employment agreement, or any other action by the Company, which results in a significant diminution in such position, authority, duties or responsibilities;

  •
  Any failure by the Company to comply with any of the material provisions regarding Mr. Breen's base salary, bonus, annual equity incentive, benefits and perquisites, retirement benefit, relocation, and other benefits and amounts payable to Mr. Breen under the agreement;

  •
  Mr. Breen being required to relocate to a new principal place of employment more than 60 miles from his established principal place of employment with the Company;

  •
  The delivery by the Company of a notice of non-renewal of his employment at the end of his current employment period;

  •
  The failure by the Company to elect or to re-elect Mr. Breen as a Director and as Chairman of the Board, or the removal of Mr. Breen from either such position; or

  •
  Any termination by Mr. Breen during the 30-day period immediately following the first anniversary of the date of any change in control.

        For the other named executive officers, the Severance Plan generally defines "Cause" as an executive's (i) substantial failure or refusal to perform duties and responsibilities of his or her job as required by the Company; (ii) violation of any fiduciary duty owed to the Company; (iii) conviction of a felony or misdemeanor; (iv) dishonesty; (v) theft; (vi) violation of Company rules or policy; or (vii) other egregious conduct, that has or could have a serious and detrimental impact on the Company and its employees. The administrator of the Severance Plan, in its sole and absolute discretion, determines whether Cause exists.

56            2011 Proxy Statement

Severance Arrangements in Connection with a Change in Control

Description	Chief Executive Officer	Named Executive Officers
Governing document:	Employment agreement.	CIC Severance Plan.
For equity awards, individual award agreements.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------
Additional events triggering severance cash benefits and benefits continuation:	• Involuntary termination without Cause. • Termination by Mr. Breen for Good Reason. • Termination by Mr. Breen during the 30-day period following the first anniversary of a change in control.	• Involuntary termination other than for Cause, permanent disability or death within 24 months of a change in control. • Good Reason Resignation within 24 months of a change in control.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------
Severance cash benefit:	Three times base salary and three times higher of target annual bonus or most recent annual bonus payment. The multiplier is reduced to 2.0 times at age 62, 1.5 times at age 63 and 1.0 times at age 64 or older.	Two times base salary and two times annual target bonus for Messrs. Gursahaney and Oliver; and 2.99 times base salary and 2.99 times annual target bonus for the other named executive officers.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------
Executive must sign release to receive severance benefits:	Yes.	Yes.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------
Health and welfare benefits continuation:	Continued participation in the Company's health and welfare plans over the same time period for which severance is payable, subject to an 18 month limit on continuation of medical benefits. If Mr. Breen's severance period is greater than 18 months, an equivalent cash payment is made for the monthly COBRA premium cost of the coverage multiplied by the number of months by which the severance period exceeds 18 months, with a tax gross-up on such amounts.	Twelve months from date of termination for medical and dental and health care reimbursement account benefits only, if the executive does not commence employment with another company during the severance period. The executive will also be entitled to a cash payment equal to the projected value of the employer portion of medical and dental benefit premiums for a 12-month (in the case of Messrs. Gursahaney and Oliver) or 24-month (in the case of Mr. Coughlin and Ms. Reinsdorf) period.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------

2011 Proxy Statement            57

Description	Chief Executive Officer	Named Executive Officers
Pension benefits:	Fully vested. Immediately payable upon a change in control. No reduction for early commencement.	N/A.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------
Prorated bonus in year of change in control:	Yes.	Yes.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------
Equity treatment:	• All options and RSUs vest in full. • All performance-based shares vest at target. • Options remain exercisable for the remainder of their term.	Substantially all of the individual equity awards for our named executive officers provide that, upon a change in control (and, with respect to awards granted in fiscal 2009 and thereafter, upon a termination event):

•       All options and RSUs vest in full.

•       All performance-based shares vest at target.

•       Options remain exercisable until the earlier of (i) the expiration of the remainder of their term and (ii) up to three years following the executive's termination date.

-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------
Excise tax gross-up payment:	Yes.	No.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------
IRC Section 280G Cap on Benefits:	No.	Yes, if the cap results in greater after tax payments to executive, otherwise benefits are not capped.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------
Outplacement assistance:	No.	Up to 12 months.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------

58            2011 Proxy Statement

Description	Chief Executive Officer	Named Executive Officers
Restrictive covenants:

•       Prohibited from soliciting customers and employees of Tyco for one year from the date of termination.

•       Prohibited from competing with Tyco for one year from the date of termination (two years with respect to a competing business that generates more than 30% of its gross revenues from the security business).

•       Subject to confidentiality and non-disparagement covenants.

• Subject to confidentiality and non-disparagement covenants.
-------------------------------------------------------------------	-------------------------------------------------------------------	-------------------------------------------------------------------

        Under Mr. Breen's employment agreement, Mr. Breen's resignation for any reason is treated as a termination for "Good Reason" if such resignation occurs within the 30-day period commencing on the first anniversary of the change in control.

        For the other named executive officers, the CIC Severance Plan provides these benefits only during the 60-day period prior to and the two-year period following a Change in Control. The CIC Severance Plan generally defines "Cause" as (i) a material violation of any fiduciary duty owed to the Company; (ii) conviction of, or entry of a plea of nolo contendere with respect to, a felony or misdemeanor; (iii) dishonesty; (iv) theft; or (v) other egregious conduct, that is likely to have a materially detrimental impact on the Company and its employees. Whether an executive's termination is due to "Cause" under the CIC Severance Plan is determined by the administrator of the CIC Severance Plan.

        The CIC Severance Plan generally defines "Good Reason Resignation" as any retirement or termination of employment by an executive that is not initiated by the Company and that is caused by any one or more of the following events, provided the event occurs in the period beginning 60 days before the change in control date and ending two years after that date:

  •
  Without the executive's written consent, the Company assigns the executive any duties inconsistent in any material respect with his or her authority, duties or responsibilities, or any other action by the Company which results in a significant diminution in such authority, duties or responsibilities;

  •
  Without the executive's written consent, the Company makes a material change in the geographic location at which the executive performs services to a location that is more than 60 miles from his or her existing principal place of employment;

  •
  Without the executive's written consent, the Company materially reduces the executive's base compensation and benefits, taken as a whole; or

  •
  The Company fails to obtain a satisfactory agreement from any successor to assume and agree to perform the Company's obligations to the executive under the CIC Severance Plan.

        If an executive remains employed for more than 150 days following the occurrence of any event set forth above, any subsequent retirement or termination of employment by the executive that is not initiated by the Company will not constitute a "Good Reason Resignation." Whether an executive's termination is as a result of a "Good Reason Resignation" is determined by the administrator of the CIC Severance Plan.

2011 Proxy Statement            59

Role of Independent Compensation Consultant and Company Management

        In carrying out its role in establishing executive compensation plans, the Compensation Committee receives advice from an independent compensation consultant, and considers pay strategies and recommendations prepared by the Company's management. Under its charter, the Compensation Committee has the sole authority to retain, compensate and terminate the independent compensation consultants and any other advisors necessary to assist it in its evaluation of director, Chief Executive Officer or other senior executive compensation. Since fiscal 2007, the Committee has retained Exequity LLP ("Exequity") as its independent compensation consultant to provide services exclusively to the Compensation Committee. Among the responsibilities of Exequity are the following:

  •
  conducting an ongoing review and critique of Tyco's director compensation programs;

  •
  providing an ongoing review and critique of Tyco's executive compensation philosophy, the strategies associated with it, and the composition of the peer group of companies;

  •
  preparing periodic analyses of data, including data on competitive executive compensation;

  •
  presenting updates on market trends;

  •
  attending regular and special meetings of the Compensation Committee; and

  •
  regularly conducting private meetings with the Compensation Committee and/or Board without management representatives.

        In general, the independent compensation consultant develops pay strategies and recommendations relating to the Chief Executive Officer, which the consultant provides to the Compensation Committee. The Compensation Committee and the consultant then review and discuss all matters involving the Chief Executive Officer's compensation. After this review, the Compensation Committee prepares its own recommendation for the Board to review and discuss. The independent members of our Board have the sole authority to approve compensation decisions made with respect to the Chief Executive Officer, and the Board has established the scorecard against which the performance of the Chief Executive Officer is measured. The basis of the scorecard is the financial plan, as approved by the Board. However, the Compensation Committee reviews and approves the performance goals and objectives relevant to the Chief Executive Officer's compensation, evaluates his performance in light of those goals and objectives, and, based upon this evaluation, recommends his compensation for approval by the independent members of the Board.

        With respect to the Company's other Senior Officers ("Senior Officers" are defined as the Company's "Section 16" officers who are required to report trading in Tyco securities under the Securities and Exchange Act) and employees, it is the Chief Executive Officer and the Senior Vice President, Human Resources and Internal Communications, who develop the pay strategies and recommendations, which the Compensation Committee then reviews. However, the authority to approve those strategies and recommendations resides with different parties according to the employee's level. For Senior Officers, decisions must be approved by the independent members of the Board, subject to the Compensation Committee's authority regarding performance measures. For employees below the level of Senior Officer, the Board has granted the Chief Executive Officer and his designees the authority to approve pay actions. However, the Compensation Committee is responsible for approving actions related to other aspects of the compensation of these employees, such as the size of bonus pools, annual incentive plan performance goals, equity award design, equity value ranges and share pools, and compensation packages for highly compensated employees who are not Senior Officers.

60            2011 Proxy Statement

Risk Assessment of Compensation Programs

        The Compensation Committee has assessed the company's executive and broad-based compensation programs to evaluate whether they drive behaviors that are demonstrably within the risk management parameters it deems prudent. It has concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the company. Tyco's management assessed the company's executive and broad-based compensation and benefits programs on a global basis to determine if the programs' provisions and operations create undesired or unintentional risk of a material nature. This risk assessment process included a review of overall program policies and practices; design of long-term incentive compensation plans; design of incentive compensation programs, including local bonus plans and sales incentive plans; and sufficiency of control features. The review focused on plans that had the potential to provide material payouts. In most cases, the significant incentive compensation policies and practices are centrally designed and administered, and are substantially similar to those overseen by the Compensation Committee. Field sales personnel are paid primarily on a sales commission basis, but all of our senior executives are paid under the programs and plans for non-sales employees. Certain internal groups have different or supplemental compensation programs tailored to their specific operations and goals, and programs may differ by country due to variations in local laws and customs. In addition, Tyco's compensation structure has embedded risk mitigation features. For example, the emphasis on long-term equity awards as a significant component of compensation mitigates the risk that managers may unduly focus on short-term results. In addition, policies such as stock ownership, share retention and pay recoupment serve as significant risk mitigators. Finally, the Compensation Committee's authority to approve performance metrics, targets, minimum thresholds and maximum award caps provide discipline and help eliminate the incentive for excessive risk-taking behavior.

        Based on the foregoing, we believe that our compensation policies and practices do not create inappropriate or unintended material risk to the company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage inappropriate risk-taking; are compatible with effective internal controls and the risk management policies; and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Stock Ownership Guidelines

        In 2003, the Board established stock ownership and share retention guidelines for all Senior Officers. The Board believes that executives who own and hold a significant amount of Company stock are aligned with long-term shareholder interests. The guidelines apply to all of our named executive officers and certain additional senior executives. The Compensation Committee reviews compliance with our stock ownership guidelines annually.

        The current stock ownership requirement for our named executive officers is five times for Messrs. Gursahaney and Oliver, six times for Mr. Coughlin and Ms. Reinsdorf and ten times for Mr. Breen. Tyco shares that count towards meeting the stock ownership requirement include restricted stock, RSUs, DSUs, performance share units, shares acquired through our 401(k) plan or the Employee Stock Purchase Program, and shares otherwise owned by the executive. We do not require that the stock ownership guidelines be attained within a certain period of time. Instead, the Compensation Committee reviews executive stock ownership regularly to ensure that our senior executives are making progress towards meeting their goals or maintaining their requisite ownership.

        Tyco's current stock retention guidelines require that our named executive officers and other senior executives retain a specified percentage of net (after-tax) shares acquired from the exercise of stock options or the vesting of restricted shares. Specifically, our named executive officers must retain 75% of all net shares until they attain their target stock ownership goal. Once that goal is attained, they must

2011 Proxy Statement            61

retain at least 25% of subsequently acquired net shares received upon exercise or vesting for a minimum period of three years. Named executive officers who are 62 or older may dispose of 50% of their accumulated holdings. All of the named executive officers remained in compliance with the stock ownership guidelines in fiscal 2010.

Pay Recoupment Policy

        Tyco's pay recoupment policy currently provides that, in addition to any other remedies available to it and subject to applicable law, if the Board or any Compensation Committee of the Board determines that any annual or other incentive payment, equity award or other compensation received by a Senior Officer resulted from any financial result or operating metric that was impacted by the Senior Officer's fraudulent or illegal conduct, the Board or a Board Committee may recover from the Senior Officer that compensation it considers appropriate under the circumstances. The Board has the sole discretion to make any and all determinations under this policy. The Board expects to update the pay recoupment policy when the regulations mandated by the Dodd-Frank Act are implemented by the Securities and Exchange Commission in the next year. At a minimum, the policy will comply with the Dodd-Frank Act and related regulations, but will likely retain features of the existing policy that are more expansive than the requirements of the Act.

Insider Trading Policy

        The Company maintains an insider trading policy, applicable to all employees and directors. The policy provides that the Company's personnel may not buy, sell or engage in other transactions in the Company's stock while aware of material non-public information; buy or sell securities of other companies while aware of material non-public information about those companies that they become aware of as a result of business dealings between the Company and those companies; disclose material non-public information to any unauthorized persons outside of the Company; or engage in transactions in puts, calls, cashless collars, options or similar rights and obligations involving the Company's securities, other than the exercise of any Company-issued stock option. The policy also restricts trading for a limited group of Company employees (including named executive officers and directors) to defined window periods that follow our quarterly earnings releases.

        Our insider trading policy also permits executives to enter into Rule 10b5-1 trading plans during open window periods. As previously disclosed, Mr. Breen entered into such a plan in August 2010 with respect to 1.8 million stock options that are scheduled to expire in 2012. Mr. Breen entered into the plan as part of his personal long-term financial, estate and tax planning strategy, and to provide for the orderly liquidation of his stock options prior to their expiration. Certain of our other senior executives, who also hold stock options scheduled to expire in the next several years, may also enter into similar plans.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code imposes a limit of $1.0 million on the amount of compensation that can be deducted by Tyco with respect to each named executive officer (other than Mr. Coughlin, our Chief Financial Officer), unless the compensation over $1.0 million qualifies as "performance-based" under federal tax law. It is our policy to structure compensation arrangements with our named executive officers to qualify as performance-based so that compensation payments are deductible under U.S. federal tax law, unless the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives. Potentially non-deductible forms of compensation include payments in connection with the recruitment and retention of key employees, base salary over $1.0 million, discretionary bonus payments and grants of time-based RSUs. In addition, stock options granted to Mr. Breen when he was hired in July 2002 may not qualify as performance-based compensation under Section 162(m).

62            2011 Proxy Statement

 Compensation and Human Resources Committee Report on Executive Compensation

        The Compensation Committee has reviewed and discussed with management this Compensation Discussion and Analysis and, based on such review and discussions, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K and this Proxy Statement.

Submitted by the Compensation and Human Resources Committee:

Rajiv L. Gupta, Chair
Timothy M. Donahue
Sandra S. Wijnberg
R. David Yost

2011 Proxy Statement            63

Executive Compensation Tables

        The following table sets forth information regarding the compensation of our named executive officers, who are Edward D. Breen, the Chairman and Chief Executive Officer; Christopher J. Coughlin, the Executive Vice President and Chief Financial Officer; George R. Oliver, President, Safety Products and Electrical & Metal Products; Naren K. Gursahaney, President, ADT Worldwide, and Judith A. Reinsdorf, Executive Vice President and General Counsel. Salary and bonus include amounts that may be deferred at the named executive officer's election.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock/Unit Awards ($)(2) (e)	Option Awards ($)(2) (f)	Non-Equity Incentive Plan Compensation ($)(3) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4) (h)	All Other Compensation ($)(5) (i)	Total ($) (j)
Current Officers
Edward D. Breen	2010	$1,625,000	$—	$4,419,090	$4,515,932	$4,062,500	$3,842,000	$1,399,351	$19,863,873
Chairman and Chief	2009	$1,625,000	$—	$4,317,984	$4,313,724	$1,869,000	$4,542,000	$1,127,677	$17,795,385
Executive Officer	2008	$1,625,000	$—	$—	$—	$3,250,000	$1,542,000	$1,293,683	$7,710,683
Christopher J. Coughlin	2010	$800,000	$—	$3,416,580	$4,497,948	$1,600,000	$—	$307,226	$10,621,754
Executive Vice	2009	$800,000	$—	$1,439,328	$1,437,908	$736,000	$—	$309,188	$4,722,424
President and Chief	2008	$800,000	$—	$—	$—	$1,600,000	$—	$332,197	$2,732,197
Financial Officer
George R. Oliver	2010	$599,989	$—	$1,104,233	$956,008	$1,200,000	$—	$175,564	$4,035,794
President, Safety	2009	$589,990	$282,000	$1,007,808	$1,006,613	$168,000	$—	$231,832	$3,286,243
Products	2008	$593,739	$—	$498,288	$458,112	$1,146,000	$—	$213,111	$2,909,250
Naren K. Gursahaney	2010	$560,000	$—	$1,104,233	$956,008	$1,080,800	$—	$176,974	$3,878,015
President, ADT	2009	$560,000	$146,000	$1,007,808	$1,006,613	$392,000	$—	$189,109	$3,301,530
Worldwide	2008	$560,000	$—	$498,288	$458,112	$638,000	$—	$199,627	$2,354,027
Judith A. Reinsdorf	2010	$525,000	$—	$921,578	$796,339	$840,000	$—	$185,452	$3,268,369
Executive Vice
President and
General Counsel

(1)
Bonus: Amounts shown in column (d) reflect special awards paid to Messrs. Oliver and Gursahaney in fiscal 2009 in recognition of their contributions toward achievement of cash conversion and free cash flow generation goals in fiscal 2009.

(2)
Stock/Unit Awards and Option Awards: The amounts in columns (e) and (f) reflect the fair value of equity awards granted in fiscal 2010, 2009 and 2008, which consisted of stock options, restricted stock units (RSUs) and performance share units. These amounts represent the fair value of the entire amount of the award calculated in accordance with Financial Accounting Standards Board ASC Topic 718, excluding the effect of estimated forfeitures. For stock options, amounts are computed by multiplying the fair value of the award (as determined under the Black-Scholes option pricing model) by the total number of options granted. For RSUs, fair value is computed by multiplying the total number of shares subject to the award by the closing market price of Tyco common stock on the date of grant. For performance share units, fair value is based on a model that considers the closing market price of Tyco common stock on the date of grant, the range of shares subject to such stock award, and the estimated probabilities of vesting outcomes. The value of performance share units included in the table assumes target performance. The following amounts represent the maximum potential performance share value by individual for fiscal 2010: Mr. Breen—$8,838,180; Mr. Coughlin—$6,833,160; Mr. Oliver—$2,208,465; Mr. Gursahaney—$2,208,465; Ms. Reinsdorf—$1,843,155.

64            2011 Proxy Statement

Amounts in column (f) for Mr. Coughlin include the incremental fair value of certain modifications made to outstanding options in connection with the fiscal 2010 equity grant. These prior grants, which total 435,728 stock options, were made as part of the fiscal 2006, 2007 and 2009 annual equity incentive program. The awards were modified to provide that if Mr. Coughlin remains employed by the Company on October 8, 2011, then the options will remain exercisable throughout the entire ten-year period commencing on their grant dates, rather than the three-year window that normally follows retirement, and that any unvested options outstanding on such date (which would consist of 1/4 of the stock options granted in connection with the fiscal 2009 incentive program) would immediately vest.

(3)
Non-Equity Incentive Plan Compensation: The amounts reported in column (g) for each named executive officer reflect annual cash incentive compensation for the applicable fiscal year. Annual incentive compensation is discussed in further detail above under the heading "Elements of Compensation—Annual Incentive Compensation."

(4)
Change in Pension Value and Non-Qualified Deferred Compensation Earnings: The amounts reported in column (h) for Mr. Breen reflect the aggregate increase in the actuarial present value of his accumulated benefits under all pension plans during fiscal 2010, 2009 and 2008, determined using interest rate and mortality rate assumptions consistent with those used in the Company's financial statements. Information regarding the pension plans is set forth in further detail below following the "Pension Benefits" table.

(5)
All Other Compensation: The amounts reported in column (i) for each named executive officer represent cash perquisites, insurance premiums paid by the Company for the benefit of the officer (and, in some cases, the officer's spouse), costs related to personal use of Company aircraft, tax gross-up payments, Company contributions to 401(k) plans and non-qualified plans of the Company and its subsidiaries providing similar benefits, and other miscellaneous benefits. The components of All Other Compensation for each named executive officer are shown in the following table.

			Supplemental Executive Insurance Benefits(b)
						Personal Use of Company Aircraft(c)
Named Executive	Fiscal Year	Cash Perquisite(a)	Variable Universal Life	Supplemental Disability	Long-Term Care		Tax Gross-Ups(d)	Retirement Plan Contributions(e)	Miscellaneous(f)	Total All Other Compensation
Current Officers
Edward D. Breen	2010	$70,000	$50,405	$34,683	$15,429	$213,151	$841,566	$174,117	—	$1,399,351
	2009	$70,000	$50,405	$37,689	$15,428	$238,795	$478,964	$236,396	—	$1,127,677
	2008	$70,000	$50,405	$36,021	$15,429	$246,347	$632,091	$243,083	$307	$1,293,683
Christopher J. Coughlin	2010	$70,000	$28,262	$17,990	$21,211	$39,302	$43,471	$76,800	$10,190	$307,226
	2009	$70,000	$28,262	$17,990	$21,210	—	$39,959	$116,667	$15,100	$309,188
	2008	$70,000	$28,262	$17,990	$21,211	—	$64,375	$120,250	$10,109	$332,197
George R. Oliver	2010	$60,000	$14,839	$14,837	$20,347	—	$19,392	$36,149	$10,000	$175,564
	2009	$60,000	$14,839	$14,837	$20,346	—	$21,011	$84,049	$16,750	$231,832
	2008	$59,375	$14,839	$17,248	$20,347	—	$18,617	$71,478	$11,207	$213,111
Naren K. Gursahaney	2010	$56,000	$10,109	$15,008	$19,275	—	$23,607	$43,475	$9,500	$176,974
	2009	$56,000	$10,109	$15,008	$19,274	—	$23,782	$57,567	$7,369	$189,109
	2008	$56,000	$10,109	$17,418	$19,275	—	$21,700	$72,000	$3,125	$199,627
Judith A. Reinsdorf	2010	$52,500	$9,681	$12,762	$29,783	—	$26,593	$44,133	$10,000	$185,452

(a)
Cash Perquisites reflect an annual cash perquisite payment equal to the lesser of 10% of the executive's base salary and $70,000. Payments are made quarterly and are adjusted to reflect changes in salary.

(b)
Supplemental Executive Insurance Benefits reflect premiums paid by the Company for insurance benefits for the executive and, in the case of long-term care, for the executive's spouse as well. These benefits are provided to certain Senior Officers of the Company upon the approval of the Compensation Committee.

(c)
For security purposes, the Chief Executive Officer is authorized to use Company-owned or -leased aircraft for personal travel. Other named executive officers are permitted to use Company-owned or -leased aircraft if expressly approved by the Board or Mr. Breen. For purposes of the Summary

2011 Proxy Statement            65

  Compensation Table, the aggregate incremental pre-tax cost to the Company for personal use of Company aircraft is calculated using a method that takes into account the incremental cost of fuel, trip-related maintenance, crew travel expenses, on-board catering, landing fees, trip-related hangar/parking costs and other variable costs, including incremental costs associated with executives that are not in control of the aircraft. Because our aircraft are used primarily for business travel, the calculation does not include the fixed costs that do not change based on usage, such as pilots' salaries, the acquisition costs of the Company-owned or -leased aircraft, and the cost of maintenance not related to trips.

(d)
The amounts shown in this column as tax gross-up payments for Messrs. Coughlin, Oliver, and Gursahaney, and Ms. Reinsdorf, represent tax gross-up payments made with respect to taxable insurance benefits. Amounts for Mr. Breen include tax gross-up payments made with respect to taxable insurance benefits and the reimbursement of state taxes owed by him to New York for Tyco work performed in that State. Generally, with respect to compensation awarded to Mr. Breen prior to 2009, the Company pays the increased tax cost (including a gross-up) that Mr. Breen owes as a result of working in New York rather than in his principal work location. The amount related to state taxes for Mr. Breen for fiscal 2010 is an estimate, pending receipt of the relevant personal state tax return information for calendar year 2010. This estimate is based primarily on compensation deemed by New York State to be earned by Mr. Breen in fiscal 2010 in respect of equity granted prior to 2009. Mr. Breen has waived the New York tax gross-up with respect to compensation awarded after January 1, 2009.

(e)
Retirement plan contributions include matching contributions made by the Company on behalf of each executive to its tax-qualified 401(k) Retirement, Savings and Investment Plan and to its non-qualified Supplemental Savings and Retirement Plan.

(f)
Miscellaneous compensation in fiscal 2010 includes matching charitable contributions made by the Company on behalf of each of Messrs. Coughlin, Gursahaney and Oliver, and Ms. Reinsdorf and car service for Mr. Coughlin. Miscellaneous compensation in fiscal 2009 includes matching charitable contributions made by the Company on behalf of each of Messrs. Coughlin, Gursahaney and Oliver and payments for fractional shares made to Mr. Gursahaney.

66            2011 Proxy Statement

Grants of Plan-Based Awards Table

        The following table summarizes cash-based and equity based awards for each of the Company's named executive officers that were granted during fiscal 2010 under the 2004 SIP.

								All Other Stock Awards: Number of Shares of Stock or Units (#) (i)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Possible Payouts Under Equity Incentive Plan Awards(3)				All Other Option Awards: Number of Securities Underlying Options (#) (j)		Grant Date Fair Value of Stock and Option Awards(4) ($) (l)
										Exercise or Base Price of Option Awards ($/Sh) (k)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (Mid- Point) (#) (g)	Maximum (#) (h)
Current Officers
Edward D. Breen	12/9/2009	$1,015,625	$2,031,250	$4,062,500
	10/1/2009								449,700	$33.75	$4,515,932
	10/1/2009				50,360	125,900	251,800				$4,419,090
Christopher J. Coughlin(1)	12/9/2009	$400,000	$800,000	$1,600,000
	10/1/2009								317,400	$33.75	$3,187,363
	10/1/2009				35,520	88,800	177,600				$3,416,580
	10/1/2009								62,187	$46.07	$63,823
	10/1/2009								188,841	$48.14	$349,564
	10/1/2009								184,700	$29.00	$897,199
George R. Oliver	12/9/2009	$300,000	$600,000	$1,200,000
	10/1/2009								95,200	$33.75	$956,008
	10/1/2009				10,640	26,600	53,200				$1,104,233
Naren K. Gursahaney	12/9/2009	$280,000	$560,000	$1,120,000
	10/1/2009								95,200	$33.75	$956,008
	10/1/2009				10,640	26,600	53,200				$1,104,233
Judith A. Reinsdorf	12/9/2009	$210,000	$420,000	$840,000
	10/1/2009								79,300	$33.75	$796,339
	10/1/2009				8,880	22,200	44,400				$921,578

(1)
On October 1, 2009, in connection with the fiscal 2010 equity grant, certain option awards previously granted to Mr. Coughlin on November 22, 2005, November 21, 2006 and October 7, 2008 were modified. These prior grants, which total 435,728 stock options, were modified to provide that if Mr. Coughlin remains employed by the Company on October 8, 2011, then the options will remain exercisable throughout the entire ten-year period commencing on their grant dates, rather than the three-year window that normally follows retirement, and that any unvested options outstanding on such date (which would consist of 1/4 of the stock options granted in connection with the fiscal 2009 incentive program) would immediately vest. The incremental fair value related to the modification of these awards, as determined under FASB ASC Topic 718, is included in column (l).

(2)
Amounts reported in columns (c) through (e) represent potential annual performance bonuses that the named executive officers could have earned under the Company's annual incentive plan for fiscal 2010. The Board approved a maximum bonus payout of 0.50% of net income before special items for Mr. Breen, subject to a cap of $5.0 million imposed by the 2004 SIP, and 0.25% for the other Senior Officers, subject to a cap of $2.5 million. The Compensation Committee further established a maximum payout of 200% of target. Threshold amounts assume minimum performance levels are achieved with respect to each performance measure.

(3)
Amounts in (f) through (h) represent potential share payouts with respect to performance share awards that were made in connection with the fiscal year 2010 long-term compensation grant. Performance share units were granted to certain executive officers in October 2009 and vest at the end of the three-year performance period on September 30, 2012. The number of shares that will be paid out will depend on the Company's three-year annualized total shareholder return over the performance period, as compared to the return for the S&P 500 Industrials Index.

(4)
Amounts in column (l) show the grant date fair value of the option awards and performance share awards granted to named executive officers. Amounts for performance share awards represent the estimate of the aggregate compensation cost to be recognized over the three year performance period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. The actual number of shares that are paid out will depend on the Company's three-year annualized total shareholder return over the performance period, as compared to the return for the S&P 500 Industrials Index.

2011 Proxy Statement            67

        The Company made an annual grant of equity in fiscal 2010. The award for Senior Officers, including all of the named executive officers, consisted of stock options and performance share units. In addition, as discussed in the footnotes to the table above, certain stock options previously awarded to Mr. Coughlin were modified in connection with his fiscal 2010 annual equity grant.

        When the Company grants stock options, the exercise price equals the fair market value of our common stock on the date of grant. Stock options generally vest in equal installments over a period of four years, beginning on the first anniversary of the grant date. Each option holder has 10 years to exercise his or her stock option from the date of grant, unless forfeited earlier.

        Performance share units generally vest at the end of the performance period. The number of shares that are actually earned depends on whether, and at what level, the performance criteria have been met. Performance share units granted in fiscal 2010 do not accrue dividends prior to vesting and do not have any voting rights. For performance share units granted in connection with the fiscal 2010 equity award, the relevant metric is Tyco's three-year total shareholder return between September 26, 2009 and September 30, 2012. That return is to be compared with the total shareholder return of all the companies in the S&P 500 Industrials Index for the same period. The total shareholder return measure is based on the average of the closing stock price for the 20 trading days preceding, and the last 20 trading days of, the performance period, plus a total return factor to reflect the reinvestment of dividends during the three-year period. If Tyco's total shareholder return is not equal to or better than the total shareholder return for 35% of the companies constituting the S&P 500 Industrials Index, no shares will be delivered. The maximum number of shares each named executive officer can receive, which will be delivered if the Company's performance relative to the total shareholder return among the companies included in the S&P 500 Industrial Index is equal to or better than the total shareholder return for 75% of the companies constituting the S&P 500 Industrials Index, is two times the target number of shares granted. In addition, if the Company's total shareholder return is negative at the end of the performance period, the maximum payout is capped at 125% of the target number of shares.

        Forfeiture provisions related to involuntary termination are described above under the heading "Change in Control and Severance Benefits." Except in the case of retirement, unvested equity is forfeited upon a voluntary termination. As described in the footnote to the table above, certain equity awards held by Mr. Coughlin have vesting and forfeiture provisions that differ from the standard terms.

68            2011 Proxy Statement

 Outstanding Equity Awards at Fiscal Year-End Table

        The following table shows, for each of the named executive officers, all equity awards that were outstanding as of September 24, 2010. Dollar amounts are based on the NYSE closing price of $38.55 for the Company's common stock on September 24, 2010.

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options: (#) Exercisable (b)	Number of Securities Underlying Unexercised Options: (#) Unexercisable(1) (c)	Option Exercise Price ($) (d)	Option Expiration Date (e)	Number of Shares or Units of Stock That Have Not Vested(2) (#) (f)	Market Value of Shares or Units of Stock That Have Not Vested ($) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3) (h)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3) (i)
Current Officers
Edward D. Breen	1,675,943	—	$15.89	7/24/2012	80,309	$3,095,912	281,000	$10,832,550
	49,749	—	$52.43	3/25/2014
	49,749	—	$57.19	3/25/2014
	49,749	—	$63.55	3/25/2014
	49,749	—	$58.78	3/9/2015
	49,749	—	$65.13	3/9/2015
	49,749	—	$71.49	3/9/2015
	124,374	—	$46.07	11/21/2015
	299,785	99,929	$48.14	11/20/2016
	219,000	73,000	$53.36	7/1/2017
	138,525	415,575	$29.00	10/6/2018
	—	449,700	$33.75	9/30/2019
Christopher J. Coughlin	24,874	—	$56.60	3/6/2015	36,908	$1,422,803	140,500	$5,416,275
	62,187	—	$56.87	3/9/2015
	62,187	—	$46.07	11/21/2015
	141,630	47,211	$48.14	11/20/2016
	104,250	34,750	$53.36	7/1/2017
	46,175	138,525	$29.00	10/6/2018
	—	317,400	$33.75	9/30/2019
George R. Oliver	62,947	—	$43.72	7/9/2016	19,772	$762,211	62,800	$2,420,940
	53,250	17,750	$53.36	7/1/2017
	—	35,000	$44.49	8/17/2018
	32,325	96,975	$29.00	10/6/2018
	—	95,200	$33.75	9/30/2019
Naren K. Gursahaney	84,978	—	$23.77	3/2/2013	30,051	$1,158,466	62,800	$2,420,940
	37,768	—	$44.16	3/25/2014
	31,473	—	$56.87	3/9/2015
	25,178	—	$46.07	11/21/2015
	9,442	—	$48.67	1/11/2016
	66,093	22,032	$48.14	11/20/2016
	53,250	17,750	$53.36	7/1/2017
	—	35,000	$44.49	8/17/2018
	32,325	96,975	$29.00	10/6/2018
	—	95,200	$33.75	9/30/2019
Judith A. Reinsdorf	33,492	11,165	$51.14	5/9/2017	5,288	$203,852	49,700	$1,915,935
	35,250	11,750	$53.36	7/1/2017
	24,625	73,875	$29.00	10/6/2018
	—	79,300	$33.75	9/30/2019

(1)
Vesting dates for each outstanding option award for the named executive officers are as follows:

2011 Proxy Statement            69

Vesting Date	Exercise Price	Edward D Breen	Christopher J Coughlin	George R Oliver	Naren K Gursahaney	Judith A Reinsdorf
		Number Of Shares Underlying Vesting Awards
2010
10/1/2010	33.75	112,425	79,350	23,800	23,800	19,825
10/7/2010	29.00	138,525	46,175	32,325	32,325	24,625
11/21/2010	48.14	99,929	47,211		22,032
2011
5/10/2011	51.14					11,165
7/2/2011	53.36	73,000	34,750	17,750	17,750	11,750
8/18/2011	44.49			17,500	17,500
10/1/2011	33.75	112,425	79,350	23,800	23,800	19,825
10/7/2011	29.00	138,525	46,175	32,325	32,325	24,625
2012
8/18/2012	44.49			17,500	17,500
10/1/2012	33.75	112,425	79,350	23,800	23,800	19,825
10/7/2012	29.00	138,525	46,175	32,325	32,325	24,625
2013
10/1/2013	33.75	112,425	79,350	23,800	23,800	19,825
(2)
The amounts in columns (f) and (g) reflect, for each named executive officer, the number and market value of RSUs which had been granted as of September 24, 2010, but which remained subject to additional vesting requirements (the officer's continued employment with the Company). Scheduled vesting of all RSUs for each of the named executive officer is as follows:

Vesting Date	Edward D Breen	Christopher J Coughlin	George R Oliver	Naren K Gursahaney	Judith A Reinsdorf
	Number Of Shares Underlying Vesting Awards
2010
11/21/2010	46,825	21,470		10,279
2011
7/2/2011	33,484	15,438	7,933	7,933	5,288
2012
8/18/2012			11,839	11,839
(3)
Amounts in columns (h) and (i) reflect the number and market value, as of September 24, 2010, of performance share units that would be earned if the performance goals related to these awards were met at the target level at the end of the performance period. If the minimum performance threshold is not met (i.e., Tyco's total shareholder return over the performance period is not equal to or better than the total shareholder return of any company within the top 65% of the companies constituting the S&P 500 Industrials Index), there will be no payout. The number of shares that will actually be earned will depend on the Company's three-year shareholder return as compared to the total shareholder return of the S & P 500 Industrials Index. Scheduled vesting of all performance share units (based on achievement of target values) for each of the named executive officers is as follows:

Vesting Date	Edward D Breen	Christopher J Coughlin	George R Oliver	Naren K Gursahaney	Judith A Reinsdorf
	Number Of Shares Underlying Vesting Awards
2011
9/30/2011	155,100	51,700	36,200	36,200	27,500
2012
9/30/2012	125,900	88,800	26,600	26,600	22,200

70            2011 Proxy Statement

 Option Exercises and Stock Vested Table

        The following table shows, for each of the named executive officers, the amounts realized from options that were exercised and restricted stock, RSUs and DSUs that vested during fiscal 2010.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Current Officers
Edward D. Breen(1)	152,358	$3,649,416	100,685	$3,619,811
Christopher J. Coughlin	—	$—	36,201	$1,296,168
George R. Oliver	—	$—	7,890	$273,980
Naren K. Gursahaney	—	$—	17,870	$639,248
Judith A. Reinsdorf	—	$—	5,260	$182,653

(1)
Mr. Breen began exercising stock options scheduled to expire in 2012 in September 2010 pursuant to a Rule 10b5-1 stock trading plan. Mr. Breen entered into the plan as part of his personal long-term financial, estate and tax planning strategy, and to provide for the orderly liquidation of his stock options prior to their expiration.

2011 Proxy Statement            71

Pension Benefits Table

        The following table presents, for each named executive officer, the present value of the benefit he or she would receive at retirement under the specified pension plan, based on credited years of service and covered compensation as of September 24, 2010. Mr. Breen is the only named executive officer of the Company with a pension benefit.

Name (a)	Plan Name (b)(1)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)(2)	Payments During Last Fiscal Year ($) (e)
Edward D. Breen	Employment Agreement	8.17	$19,780,000	$—

(1)
The terms of Mr. Breen's employment agreement provide that he is entitled to receive an annual supplemental retirement benefit payable at the later of age 60 and termination of employment. The supplemental benefit is in the form of a joint 50% spousal survivor's annuity equal to 50% of Mr. Breen's final average earnings. This average is calculated as the highest average of the sum of his monthly base salary and actual bonus (the bonus being spread equally over the bonus period for which it is paid) during any consecutive 36 month period within the 60-month period prior to his termination of employment. Final average earnings are reduced by benefits from any defined benefit pension plans maintained by the Company or its affiliates, by benefits from any other defined benefit pension plans maintained by any previous employers, and by benefits attributable to employer contributions, including matching contributions to any defined contribution plans maintained by the Company or its affiliates. Mr. Breen is vested in the benefit described above. Mr. Breen's benefit is payable as an actuarially equivalent lump sum at the later of (i) age 60 and (ii) the actual date of his termination of employment other than as a result of death or upon a change in control (subject to any applicable 6-month delay pursuant to Internal Revenue Code Section 409A).

(2)
The amount in column (d) is calculated as the discounted present value of normal retirement benefits earned as of September 24, 2010, payable as a lump sum at "Normal Retirement Date" (without regard to projected service, projected salary increases, pre-retirement mortality or other decrements). The assumptions used in determining the discounted present value are consistent with those used to calculate the Company's retirement plan liabilities as described in Note 15 to the Company's audited consolidated financial statements for the fiscal year ended September 24, 2010, and include:
  •
  A discount rate of 5.0%;

  •
  Payment as a lump sum;

  •
  A prime rate of 3.25% (used to accumulate the Company's defined contribution match balance);

  •
  An assumed retirement age of 60.

72            2011 Proxy Statement

 Non-Qualified Deferred Compensation Table at Fiscal Year-End 2010

        The following table presents information on the non-qualified deferred compensation accounts of each named executive officer at September 24, 2010.

Name (a)	Executive Contributions in Last Fiscal Year ($) (b)(1)	Registrant Contributions in Last Fiscal Year ($) (c)(1)	Aggregate Earnings in Last Fiscal Year ($) (d)(2)	Aggregate Withdrawals/ Distributions ($) (e)(3)	Aggregate Balance at Last Fiscal Year End ($) (f)
Current Officers
Edward D. Breen	$0	$162,450	$145,605	$0	$1,723,838
Christopher J. Coughlin	$0	$64,550	$10,279	$0	$448,396
George Oliver	$0	$26,149	$15,894	$0	$233,403
Naren Gursahaney	$243,480	$35,350	$182,231	$0	$2,495,890
Judith A. Reinsdorf	$8,000	$33,300	$63,544	$0	$714,989

(1)
Amounts in columns (b) and (c) include employee and Company contributions, respectively, under the Company's Supplemental Savings and Retirement Plan (the "SSRP"), a non-qualified retirement savings plan. All of the amounts shown in column (c) are included in the Summary Compensation Table under the column heading "All Other Compensation." Under the terms of the SSRP, an eligible executive may choose to defer up to 50% of his or her base salary and up to 100% of his or her performance bonus.

(2)
Amounts in column (d) include earnings or (losses) on the named executive officer's notional account in the SSRP and in the Company's Supplemental Executive Retirement Plan (the "SERP"). The SERP was frozen with respect to additional contributions on December 31, 2004. Except for the Tyco stock fund and the Fidelity Freedom Funds, investment options under the SSRP are the same as those available under the Company's tax-qualified 401(k) retirement plans. Investment options under the SERP are the same as those available under the SSRP.

(3)
Under both the SSRP and the SERP, participants may elect to receive distributions in a single lump sum payment or in up to 15 annual installments. A participant who is still employed by Tyco may begin receiving distributions under each plan after a minimum of five years have elapsed from the plan year for which contributions have been made. A participant who has left Tyco may begin receiving distributions upon his or her termination of employment or retirement.

2011 Proxy Statement            73

Potential Payments Upon Termination and Change in Control

        The following table summarizes the severance benefits that would have been payable to each of the named executive officers upon his or her termination of employment or upon the occurrence of a change in control, assuming that the triggering event or events occurred on September 24, 2010. The amounts shown are based on Tyco's closing NYSE share price of $38.55 on such date.

        For Mr. Breen, termination benefits are governed by his employment agreement. For each of the other named executive officers, the CIC Severance Plan governs termination benefits for change in control triggering events, and the Severance Plan governs termination benefits for all other triggering events. In all cases, a "Qualified Termination" means a termination following a change in control that would provide the executive with a "Good Reason" to terminate his employment, as defined under the CIC Severance Plan or under Mr. Breen's employment agreement. For the definition of "Good Reason" and "Cause" under the relevant documents, see the discussion under the heading "Change in Control and Severance Benefits." Under his employment agreement, Mr. Breen could terminate his employment for "Good Reason" by voluntarily resigning within the 30-day period following the first anniversary of a change in control, in which case he would be entitled to severance and the benefit and perquisite continuation described in column (c).

        Mr. Breen's employment agreement with the Company was amended on December 19, 2008. Among other changes, the amended agreement reduced certain of the benefits, including cash payments, that he is entitled to upon a termination or change in control, as described above under the heading "Change in Control and Severance Benefits."

	Change in Control		Other Termination
Name / Form of Compensation (a)	Without Qualified Termination (b)	With Qualified Termination (c)	With Cause (d)	Without Cause (e)(1)	Resignation/ Retirement (f)(2)	Death or Disability (g)
Edward D. Breen
Severance(3)	—	$10,968,750	—	$7,312,500	—	—
Benefit & Perquisite Continuation(4)	—	$329,430	—	$216,807	—	—
Accelerated Vesting of Equity Awards(5)	$20,110,880	$20,110,880	—	$20,110,880	—	$14,560,837
Retirement Plan Distributions(6)	$12,713,000	$12,713,000	—	$3,909,000	—	—
Supplemental Life Insurance(7)	—	—	—	—	—	$3,245,000
Christopher J. Coughlin
Severance(3)	—	$4,784,000	—	$3,200,000	—	—
Benefit & Perquisite Continuation(4)	—	$7,225	—	$7,225	—	—
Accelerated Vesting of Equity Awards(5)	$562,599	$7,552,039	—	$821,851	—	$3,409,032
Supplemental Life Insurance(7)	—	—	—	—	—	$1,500,000
George R. Oliver
Severance(3)	—	$2,400,000	—	$2,400,000	—	—
Benefit & Perquisite Continuation(4)	—	$25,008	—	$25,008	—	—
Accelerated Vesting of Equity Awards(5)	$762,211	$4,566,222	—	$422,944	—	$3,350,201
Supplemental Life Insurance(7)	—	—	—	—	—	$1,150,000
Naren K. Gursahaney
Severance(3)	—	$1,334,806	—	$2,240,000	—	—
Benefit & Perquisite Continuation(4)	—	$27,870	—	$27,870	—	—
Accelerated Vesting of Equity Awards(5)	$1,158,466	$4,962,477	—	$422,944	—	$3,746,456
Supplemental Life Insurance(7)	—	—	—	—	—	$840,000
Judith A. Reinsdorf
Severance(3)	—	$2,825,550	—	$1,890,000	—	—
Benefit & Perquisite Continuation(4)	—	$33,899	—	$25,008	—	—
Accelerated Vesting of Equity Awards(5)	$203,891	$3,205,972	—	$330,329	—	$2,228,884
Supplemental Life Insurance(7)	—	—	—	—	—	$1,000,000

(1)
For Mr. Breen, severance benefits are also paid upon termination for Good Reason.

(2)
For Mr. Coughlin, who is retirement eligible based upon age and service, the value of certain equity awards that would immediately become deliverable upon retirement are not included because these awards are no longer subject to a significant vesting requirement.

74            2011 Proxy Statement

(3)
For Mr. Breen, severance paid for a qualified termination under a Change in Control was based on three times his base salary and three times his target bonus for fiscal 2010. For termination due to other triggering events, severance was based on two times his base salary and two times his target bonus for fiscal 2010. Under his employment agreement, the multiple will reduce when Mr. Breen reaches specified ages. In addition, in the event of a change in control, Mr. Breen's employment agreement provides for a full gross-up of any federal excise tax that might be due under Section 4999 of the Internal Revenue Code. No other named executive is eligible for this benefit. For each of the other named executive officers, severance would be paid under either the CIC Severance Plan (if the triggering event were a change in control) or the Severance Plan (for other triggering events). Under the CIC Severance Plan, each of Mr. Coughlin and Ms. Reinsdorf would be entitled to a severance payment of 2.99 times base salary and 2.99 times target bonus for the fiscal year in which termination occurs, and Messrs. Gursahaney and Oliver would be entitled to 2 times his base salary and target bonus, subject to possible reduction if the excise tax under Section 4999 would apply. Under the Severance Plan, each named executive officer (except Mr. Breen) would have been entitled to salary continuation and bonus payments for the 24 months following termination of employment. In addition to the amounts included in this table, each named executive officer (including Mr. Breen) may be entitled to a prorated portion of the Annual Performance Bonus for the year in which his employment was terminated. The bonus payments are included in the Summary Compensation table under the column heading "Non-Equity Incentive Compensation," and are discussed above under the heading "Elements of Compensation—Annual Incentive Compensation."

(4)
Upon a triggering event, Mr. Breen's employment agreement provides for continued participation in health and welfare plans over the same time period for which severance is payable, subject to an 18-month limit on medical benefits. If continued participation is not practicable, and/or if Mr. Breen's severance period is greater than 18 months, an equivalent cash payment is made, with a tax gross-up on such amounts. For each of the other named executive officers, medical and dental benefits are provided under the CIC Severance Plan or the Severance Plan, which both provide for 12 months of continuing coverage, and if the executive's severance period is greater than 12 months, the executive will be entitled to a cash payment equal to the projected value of the employer portion of premiums during the severance period in excess of 12 months. Not included is the value of the executive disability insurance program that provides salary continuation of an additional $25,000 ($75,000 for Mr. Breen) above the $15,000 monthly benefit provided by our broad based disability plan.

(5)
Amounts represent the intrinsic value of unvested Tyco equity awards and stock options that would vest upon a triggering event. Performance share units are assumed to vest at target for purposes of these calculations. For Mr. Breen, the amounts in columns (b), (c) and (e) include a tax gross-up payment to the State of New York of $55,117, and the amount in column (g) includes such a payment of $34,609. Mr. Breen agreed to waive the New York State tax gross-up payments for compensation that is awarded to him after January 1, 2009.

(6)
Amounts in columns (b), (c) and (e) represent additional amounts (incremental to the amount disclosed in the Pension Benefits Table) that would be due upon a change in control or termination without cause triggering event. No incremental benefit would accrue under the circumstances described under columns (d), (f) or (g). Under Mr. Breen's employment agreement, if Mr. Breen voluntarily terminates employment without Good Reason, or his employment is terminated for Cause prior to age 60, benefits deemed earned under the Supplemental Executive Retirement Plan will be subject to a reduction of 0.25% for each month or partial month the termination date is prior to age 60. The amount shown in column (b) does not reflect any reduction in benefits related to an election to receive payments earlier than age 60.

(7)
Amounts represent the Company-provided supplemental life insurance benefit for each of the named executive officers upon the death of the executive.

2011 Proxy Statement            75

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires Tyco's officers and Directors and persons who beneficially own more than 10% of Tyco's common shares to file reports of ownership and changes in ownership of such common shares with the SEC and NYSE. These persons are required by SEC regulations to furnish Tyco with copies of all Section 16(a) forms they file. As a matter of practice, Tyco's administrative staff assists Tyco's officers and Directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Except as noted below, based on Tyco's review of the copies of such forms it has received, as well as information provided and representations made by the reporting persons, Tyco believes that all of its officers, Directors and beneficial owners of more than 10% of its common shares complied with Section 16(a) during Tyco's fiscal year ended September 24, 2010.

        On October 18, 2010, Mr. Donahue, one of the Company's Directors, filed a delinquent Form 4 reporting the purchase of 1,800 shares of Tyco's common shares on June 10, 2010 and the subsequent sale of those shares on August 25, 2010. Mr. Donahue has advised the Company that the transactions in Tyco's common shares were inadvertent and made without his knowledge and were reported promptly upon his becoming aware of the transactions. Mr. Donahue has also disgorged to the Company all profits associated with the purchase and sale.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board is composed of three Directors, each of whom the Board has determined meets the independence and experience requirements of the NYSE and the SEC. The Audit Committee operates under a charter approved by the Board, which is posted on our website. As more fully described in its charter, the Audit Committee oversees Tyco's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. Management assures that the Company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. Tyco's independent auditors are responsible for performing an audit in accordance with auditing standards generally accepted in the United States to obtain reasonable assurance that Tyco's consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine.

        In this context, the Audit Committee has reviewed the U.S. GAAP consolidated financial statements and Swiss statutory financial statements for the fiscal year ended September 24, 2010, and has met and held discussions with management, the internal auditors and the independent auditors concerning these financial statements, as well as the report of management and the report of the independent registered public accounting firm regarding the Company's internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002. Management represented to the Committee that Tyco's U.S. GAAP consolidated financial statements were prepared in accordance with U.S. GAAP and the Swiss statutory financial statements comply with Swiss law and Tyco's Articles of Association. In addition, the Committee has discussed with the independent auditors the auditors' independence from Tyco and its management as required under Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard AU Section 380 (Communication with Audit Committees) and Rule 2-07 of SEC Regulation S-X.

        In addition, the Audit Committee has received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning

76            2011 Proxy Statement

independence. The Audit Committee has also received an unqualified opinion from Deloitte AG that the Swiss statutory financial statements for the period ended September 25, 2009 comply with Swiss law and the Company's Articles of Association. Based upon the Committee's review and discussions referred to above, the Committee recommended that the Board include Tyco's audited consolidated financial statements in Tyco's Annual Report on Form 10-K for the fiscal year ended September 24, 2010 filed with the Securities and Exchange Commission and that such report, together with the audited statutory financial statements of Tyco International Ltd. be included in Tyco's annual report to shareholders for the fiscal year ended September 24, 2010.

Submitted by the Audit Committee,

Brendan R. O'Neill, Chair
Michael E. Daniels
William S. Stavropoulos

2011 Proxy Statement            77

OTHER MATTERS

Costs of Solicitation

        The cost of solicitation of proxies will be paid by Tyco. Tyco has engaged MacKenzie Partners, Inc. as the proxy solicitor for the Annual General Meeting for an approximate fee of $9,500. In addition to the use of the mails, certain Directors, officers or employees of Tyco may solicit proxies by telephone or personal contact. Upon request, Tyco will reimburse brokers, dealers, banks and trustees or their nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of common shares.

Registered and Principal Executive Offices

        The registered and principal executive offices of Tyco are located at Freier Platz 10, 8200 Schaffhausen, Switzerland. The telephone number there is +41 52 633 02 44.

Shareholder Proposals for the 2012 Annual General Meeting

        In accordance with the rules established by the SEC, as well as under the provisions of Tyco's Articles of Association, any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") intended for inclusion in the Proxy Statement for next year's annual general meeting of shareholders must be received by Tyco no later than September 22, 2011. Such proposals should be sent to Tyco's Secretary at our registered address, Freier Platz 10, 8200 Schaffhausen, Switzerland. To be included in the Proxy Statement, the proposal must comply with the requirements as to form and substance established by the SEC and our Articles of Association, and must be a proper subject for shareholder action under Swiss law.

        A shareholder may otherwise propose business for consideration or nominate persons for election to the Board in compliance with U.S. federal proxy rules, Swiss law and other legal requirements, without seeking to have the proposal included in Tyco's proxy statement pursuant to Rule 14a-8 under the Exchange Act. Under Rule 14a-4 under the Exchange Act, proxies may be voted on matters properly brought before a meeting under these procedures in the discretion of the Chairman without additional proxy statement disclosure about the matter unless Tyco is notified about the matter at least 45 days before the first anniversary of the date on which this proxy statement is first mailed to shareholders and the proponents otherwise satisfy the requirements of Rule 14a-4. The deadline under Rule 14a-4 for next year's meeting is December 6, 2011.

        New proposals or motions with regard to existing agenda items are not subject to such restrictions and can be made at the meeting by each shareholder attending or represented.

United States Securities and Exchange Commission Reports

        Copies of our Annual Report on Form 10-K for the fiscal year ended September 24, 2010, as filed with the SEC (without exhibits), are available to shareholders free of charge on our website at www.tyco.com or by writing to Attn: Tyco Shareholder Services, Tyco International Ltd, Freier Platz 10, CH-8200 Schaffhausen, Switzerland.

78            2011 Proxy Statement

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date M28531-P04624 TYCO INTERNATIONAL LTD. FREIER PLATZ 10 CH-8200 SCHAFFHAUSEN, SWITZERLAND 0 0 0 For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain TYCO INTERNATIONAL LTD. 0 0 0 0 0 0 0 0 0 Yes No For address changes and/or comments, please check this box and write them on the back where indicated. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The signature on this Proxy Card should correspond exactly with the shareholder's name as printed above. In the case of joint tenancies, co-executors, or co-trustees, each should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title. 1. To approve the annual report, the parent company financial statements of Tyco International Ltd ("Tyco") and the consolidated financial statements for the fiscal year ended September 24, 2010; 4. To elect auditors as follows: 2. To discharge the Board of Directors from liability for the financial year ended September 24, 2010; 01) Edward D. Breen 02) Michael E. Daniels 03) Timothy M. Donahue 04) Brian Duperreault 05) Bruce S. Gordon 06) Rajiv L. Gupta 3. Election of Directors Nominees: The Board of Directors recommends that you vote FOR the following: The Board of Directors recommends you vote FOR the following proposal(s): 07) John A. Krol 08) Brendan R. O'Neill 09) Dinesh Paliwal 10) William S. Stavropoulos 11) Sandra S. Wijnberg 12) R. David Yost 4.b to ratify appointment of Deloitte & Touche LLP as independent registered public accounting firm for purposes of United States securities law reporting for the year ending September 30, 2011; 4.a to elect Deloitte AG (Zürich) as statutory auditors until the next annual general meeting; 4.c to elect PricewaterhouseCoopers AG (Zürich) as special auditors until the next annual general meeting; 5.a the allocation of fiscal year 2010 results; and 5. To approve the following: 5.b the payment of an ordinary cash dividend in the amount of $1.00 per share to be made out of Tyco's "contributed surplus" equity position in its statutory accounts; 6. Approval of an Amendment to Tyco's Articles of Association to renew the amount of authorized share capital; 7. To approve the cancellation of repurchased treasury shares; 8. To consider the following: 8.a a non-binding advisory vote to approve executive compensation; and The Board of Directors recommends you vote for 3 years: 8.b a non-binding advisory vote on the frequency of the executive compensation vote. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1 Year 2 Years 3 Years Abstain The signatory appoints the independent representative, Dr. Harald Maag, as proxy The signatory will attend the Annual General Meeting on March 9, 2011 personally 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 For Against Abstain

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) TYCO INTERNATIONAL LTD. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Tyco International Ltd., Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or, if granting a proxy to the independent representative Dr. Harald Maag, Attorney - at - Law Bühnhofstrasse 70, P.O. Box 1130, CH 8021, Zürich Proxy Card for use at the 2011 Annual General Meeting or any adjournment or postponement thereof (the "Meeting") of Shareholders of Tyco International Ltd., a company organized under the laws of Switzerland ("Tyco"), to be held on March 9, 2011 at 3:00 p.m., Central European Time, at the Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. Unless the signatory has appointed Dr. Harald Maag (the Independent Representative) by checking the appropriate box on the reverse side of this card, the signatory, revoking any proxy heretofore given in connection with the Annual General Meeting described below, appoints Edward D. Breen and Frank S. Sklarsky, or either of them, as proxy, with full powers of substitution, to represent the signatory at the Annual General Meeting and to vote all shares the signatory is entitled to vote at such Annual General Meeting on all matters properly presented at the meeting; or INDICATE ON THE REVERSE SIDE OF THIS PROXY CARD WHETHER: The signatory, revoking any proxy heretofore given in connection with the Annual General Meeting described below, appoints the independent representative, Dr. Harald Maag (the Independent Representative), with full powers of substitution, to represent the signatory at the Annual General Meeting and to vote all shares the signatory is entitled to vote at such Annual General Meeting on all matters properly presented at the meeting; or The signatory will attend the Annual General Meeting personally. Please indicate on the reverse of this card how the common shares represented by this proxy are to be voted. If this card is returned duly signed but without any indication as to how the common shares are to be voted in respect of any of the proposals described on the reverse, the shareholder will be deemed to have directed the proxy to vote FOR the election of all nominees to the Board of Directors and FOR each of the other proposals in accordance with the Board's recommendation. PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE 1. To approve the annual report 2. To discharge the Board of Directors from liability for the financial year ended September 24, 2010 3. To elect the Board of Directors 4. To elect auditors 5. To approve the allocation of fiscal year 2010 results and the payment of an ordinary cash dividend 6. To approve an amendment of Tyco's Articles of Association to renew the amount of authorized share capital 7. To approve the cancellation of repurchased treasury shares 8. To consider a non binding advisory vote to approve executive compensation and the frequency of this vote Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is available at www.proxyvote.com. M28532-P04624 ADMISSION TICKET 2011 Annual General Meeting of Shareholders of Tyco International Ltd. March 9, 2011 3:00 P.M., Central European Time Park Hyatt Zürich Beethoven-Strasse 21, 8002 Zürich, Switzerland FOLD AND DETACH HERE (Continued and to be marked, dated and signed, on the other side)